UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2017

Date of reporting period:  February 28, 2017

Item 1. Report to Stockholders.

Advantus Dynamic Managed Volatility Fund
Class A Shares – AVMNX
Institutional Class Shares – VVMIX

Advantus Managed Volatility Equity Fund
Class A Shares – AMENX
Institutional Class Shares – VMEIX

Advantus Strategic Credit Income Fund
Class A Shares – ABSNX
Institutional Class Shares – VBSIX

Advantus Strategic Dividend Income Fund
Class A Shares – ASDNX
Institutional Class Shares – VSDIX

Semi-Annual Report

www.advantusfunds.com	February 28, 2017

ADVANTUS FUNDS

April 10, 2017

Advantus Dynamic Managed Volatility Fund

Managers:
David Kuplic, CFA, and Craig Stapleton, CFA
Advantus Capital Management

FUND PERFORMANCE UPDATE

For the period beginning September 1, 2016 and ending February 28, 2017, the Advantus Dynamic Managed Volatility Fund (the “DMV Fund”) Institutional Class returned 7.18% and the DMV Class A returned 6.97%, outperforming the DMV Benchmark return of 5.03%.  The DMV Benchmark is a custom benchmark for the DMV Fund developed by Advantus Capital Management. The Fund had a realized volatility, as measured by the portfolio’s standard deviation, of 6.75% compared to the Fund’s custom benchmark realized volatility of 5.50%. For comparison, the S&P 500 Index (dividend adjusted) was up 10.01% with a volatility of 9.11% over of the same period.

STRATEGY UPDATE

This six-month period in the domestic equity market was very tranquil. Approximately 85 percent of the semi-annual periods in the S&P’s 89-year history realized higher volatility than this period. Considering this low realized volatility, the fund maintained a high equity allocation throughout the period; the average equity allocation was 76.6%, and the only time the fund equity allocation was below 60% was September 29 through October 11.

MARKET SECTOR UPDATE

Domestic equities continued their lethargic march upward through this period. As further demonstration of domestic equity strength beyond the aforementioned S&P performance, note that small cap stocks also performed very well, with the Russell 2000 Index returning 12.59% during the period, while realizing only 15.5% volatility. The theme of abnormally low equity volatility is, eight years into this bull market, well worn. A noteworthy change in equity market dynamics did occur during these past six months: sector and asset class correlations broke down after the US Presidential election. For example,

Pair	7/1/2016 – 10/31/2016	11/1/2016 – 2/28/2017
S&P Sector, S&P (average)	73.5%	54.7%
VIX, S&P	-87.4%	-66.6%
USD/EUR, S&P	3.0%	-26.9%
USD/JPY, S&P	-2.2%	-33.8%

Consider the first row; the average correlation between each S&P sector index and the S&P index itself was 73.5% for the four months leading up to the election. For the subsequent four months, that figure dropped to 54.7%, demonstrating that the pricing of policy expectation was driving different return expectations across equity sectors. Similarly, the decrease in the negative correlation between the VIX and the S&P shows, in our view, a more nuanced market approach to equity investing than the simple “risk on, risk off” dynamic that has prevailed for so long. Finally, the currency-S&P correlations demonstrate to us that, post-election, the world believes the current US government will pursue business-first policies and, by extension, the Federal Reserve will continue to normalize rates.

ADVANTUS FUNDS

On the subject of central banks, the Federal Reserve hiked its short-term rate by another 25 basis points in December. This move was expected by the market, and produced essentially no reaction. The other major central banks, namely the Bank of Japan (“BOJ”) and European Central Bank (“ECB”), were still in full quantitative easing (“QE”) mode during this period, and are slated to continue their respective QE programs through 2017.

OUTLOOK

Going forward, we expect muted equity volatility to persist in 2017. Stock markets across the globe have proved resilient to the Fed monetary policy tightening, mediocre economic data, oil precariously clinging to $50-per-barrel, and so on. Until the Fed, the BOJ and the ECB all back away from QE and attempt to normalize rates, we have to—reluctantly—predict the S&P will grind higher, with modest volatility.

We do believe that an excessive amount of business-friendly policy expectation has been priced in by the market already. Should the Trump Administration, in tandem with the Republican Congress, fail to deliver on these campaign promises, we would expect a modest domestic equity selloff that stops short of a true bear market.

We will continue to use our volatility metrics to inform the equity allocation of the DMV Fund. We will aim to de-risk when we believe volatility should be high, and aim to re-risk when we believe volatility should be low.

ADVANTUS FUNDS

April 10, 2017

Advantus Managed Volatility Equity Fund

Managers:
David Kuplic, CFA, and Craig Stapleton, CFA
Advantus Capital Management

FUND PERFORMANCE UPDATE

For the period September 1, 2016 and ending February 28, 2017, the Advantus Managed Volatility Equity Fund (the “MVE Fund”) Institutional Class returned 2.76% and the Class A returned 2.64%, underperforming the MVE Benchmark return of 3.41%. The MVE Benchmark is a custom benchmark for the MVE Fund developed by Advantus Capital Management. The Fund had a realized volatility, as measured by the portfolio’s standard deviation, of 7.85%, as compared to the MVE Benchmark realized volatility of 6.88%.  For comparison, the S&P 500 Index (dividend adjusted) was up 10.01% with a volatility of 9.11% over of the same period.

STRATEGY UPDATE

This six-month period in domestic and international equity markets was very tranquil. Approximately 85% of the semi-annual periods in the S&P’s 89-year history realized higher volatility than this period. The FTSE 100, MSCI EAFE, Nikkei, and Shenzhen indices also saw realized volatility below their historic norms. Considering this low realized volatility, the fund maintained a high equity allocation throughout the period; the average equity allocation was 93.1%, and the lowest allocation for the period was 89.4%.

MARKET SECTOR UPDATE

Domestic and international equities continued their lethargic march upward through this period. Leading up to this period, low volatility equities had outperformed their broader market counterparts. Through the period, low volatility equity lagged:

Index	Return, 1/1/2016 – 08/31/2016	Return, 9/1/2016 – 2/28/2017
S&P (full)	7.8%	10.0%
S&P Low Vol	10.6%	5.1%
MSCI EAFE (full)	0.9%	5.1%
MSCI EAFE Min Vol	3.4%	-0.4%

Interestingly, the relative performance of “low vol” against its full universe was essentially the same domestically and internationally. S&P Low Vol outperformed the full S&P by 2.8% in the first portion of 2016; EAFE Min Vol outperformed its parent index by 2.5%. S&P Low Vol lagged the full S&P by nearly 5% during this reporting period; EAFE Min Vol lagged its parent index by 5.5%. We believe this relative performance was largely due to investors rotating into lower volatility—and typically higher dividend—equity as an income play because of the then-prevailing interest rate environment. As 2016 progressed, inflation and interest rate expectations picked up, forcing the low volatility unwind as demonstrated above.

On the subject of central banks, the Federal Reserve hiked its short-term rate by another 25 basis points in December. This move was expected by the market, and produced essentially no reaction. The other major central banks, namely the Bank of Japan (“BOJ”) and European Central Bank (“ECB”), were still in full quantitative easing (“QE”) mode during this period, and are slated to continue their respective QE programs through 2017.

ADVANTUS FUNDS

OUTLOOK

Going forward, we expect muted equity volatility to persist in 2017. Stock markets across the globe have proved resilient to the Fed monetary policy tightening, mediocre economic data, oil precariously clinging to $50-per-barrel, and so on. Until the Fed, the BOJ, and the ECB back away from QE and attempt to normalize rates, we have to—reluctantly—predict global equity indexes will grind higher, with very modest volatility. Further, we believe the Fund’s international holdings will outperform its domestic holdings, at least in local currency terms. The USD exchange rate may dampen this outperformance, especially if the Fed continues to widen the interest rate differential between the US and the Eurozone, Japan, etc.

We do believe that an excessive amount of business-friendly policy expectation has been priced in to the domestic stock market already. Should the Trump Administration, in tandem with the Republican Congress, fail to deliver on these campaign promises, we would expect a modest US domestic equity selloff that stops short of a true bear market.

We will continue to use our volatility metrics to inform the equity allocation of the MVE Fund. We will aim to de-risk when we believe volatility should be high, and aim to re-risk when we believe volatility should be low.

ADVANTUS FUNDS

April 10, 2017

Advantus Strategic Credit Income Fund

Managers:
Thomas Houghton, CFA, David Land, CFA, and Dan Henken, CFA
Advantus Capital Management

FUND PERFORMANCE UPDATE

For the six month period ending February 28, 2017, the Advantus Strategic Credit Income Fund (the “SCI Fund”) Institutional Class returned 2.35% and the Investor Class returned 2.22 percent, outperforming the Bloomberg Barclays Aggregate Bond Index, which returned -2.19 percent for the period.

STRATEGY UPDATE

The Advantus Short Duration Bond Fund converted to the Advantus Strategic Credit Income Fund on December 29, 2016.  We continued to build out the SCI Fund’s investments during the final months of 2016 and start of 2017.  This included purchases of corporate bonds (investment grade and high yield), asset-backed securities (“ABS”), and emerging market debt (sovereign and corporate) with attractive yields levels relative to Treasury bonds with similar durations.  In the corporate bond space, the most attractive acquisitions were in the energy, financials, communications and transportation sectors.

MARKET SECTOR UPDATE

After a sharp rise in rates and sell-off in bond prices at the end of 2016, major rate sectors (2 year through 30 year) were at their highest levels in over a year at the end of February 2017. Investors remain focused on the Trump administration for signals that government or fiscal policy will indeed propel the U.S. economy and markets to higher levels. The economy, in the meantime is doing well – probably better than during much of the last four years. The Bloomberg Economic Surprise Index is at its highest level since 2011. Investor and business optimism remain at very high levels due to strong interest in and hope for Trump’s promises to cut taxes and reduce regulation.

OUTLOOK

We believe that interest rates will likely rise in the coming months and the Federal Reserve (the “Fed”) will remain in tightening mode, biased to raise their target lending rate. Despite our bias for higher rates, long term rates should remain low by historical standards. With the Fed raising short term rates, the curve flattening trend is likely to continue with shorter rates rising faster than long rates.

We believe growth will surpass that of 2016, but it is unlikely to be the 3-4% that Trump promised. Lower taxes, looser regulation, and generally more business friendly policies have the potential to lead to growth. If enacted, the pro-growth policies should extend this already long business cycle. However, the realism of what it takes to run Washington is settling in on the markets.

ADVANTUS FUNDS

April 10, 2017

Advantus Strategic Dividend Income Fund

Managers:
Joseph Betlej, CFA, Lowell Bolken, CFA, and Craig Stapleton, CFA
Advantus Capital Management

FUND PERFORMANCE UPDATE

For the 6-month period ending February 28, 2017, the return of the Advantus Strategic Dividend Income Fund’s Institutional Class was 0.63%, modestly underperforming its custom benchmark’s return of 1.05%. Additionally, the return of the Fund’s Class A was 0.40%.  For comparison, the S&P 500 Index (dividend adjusted) was up 10.01% during the 6-month period ended February 28, 2017. The Fund’s dividend yield and relative volatility were consistent with expectations within a low volatility equity market.

MARKET SECTOR UPDATE

The period began with a domestic economy that provided growth, but at a slow pace.  The elections in November dramatically changed investor attitudes around growth expectations.  The Trump administration’s prospects for reduction in regulation, infrastructure spending, and tax reform led to an immediate surge in business and consumer optimism.  For investors, growth was clearly in fashion.  The broader equity markets jumped over 10%.  On expectations of growth and increased inflation, the 10-year US Treasury saw its yield increase roughly 75 basis points.  Increasing interest rates often are a short-term headwind for income-oriented securities, impacting some of our target sectors.

Energy commodity prices also had a large impact on the portfolio in the period.  Master Limited Partnership (“MLP”) performance followed that of crude oil prices, with varied impacts through the period.  Early on, MLP performance reflected the steadily increasing oil prices, allowing MLPs and energy producers to improve their business models and balance sheets.  Later in 2016, the Organization of Petroleum Exporting Countries (“OPEC”) reduced their production goals, allowing for the rally that again moved MLP pricing.  The correlation of the move of crude oil pricing and MLP performance could continue to reflect the profitability of oil field production, and in turn, the flow of product through the pipelines upon which we invest.

Real Estate Investment Trust (“REIT”) returns suffered because of a continued decrease in earnings growth expectations.  Fundamentals remain solid, but not as robust as they had been.  Certain sectors, such as retail, were hit harder as the threat of internet retail displacing traditional retail outlets became a real concern.  The overall REIT group had been trading at full valuations, and the earnings slowdown produced negative returns to the group in the reporting period.

Investors continued to see utilities as their defensive opportunity and benefitted from concerns of uncertainty in the markets during the last six month.  This slow, but consistent growth sector attracted investors in anticipation of the Fed recent moves to increase the Fed Funds Rate.  This sector continues to trade at above average multiples.

STRATEGY

Through the period, exposure to REITs declined on valuation and fundamental concerns.  After repricing, portfolio exposure to REITs began to rise.  Exposure to interest rate sensitive net lease and healthcare property types decreased, while opportunities were found in sectors exhibiting better growth, including office, datacenter, and hotels.  MLP holdings increased along with the increase in energy commodity pricing, particularly in midstream MLPs with exposure to favored energy commodity extraction basins in the U.S.  Utility stock weight

ADVANTUS FUNDS

was decreased as a percentage of the portfolio on favorable relative performance.  Regulated utility holdings were shifted to better growth, while holdings of generation companies favored renewables.

The best contributor to performance was the REIT sector, largely due to stock picks in names where growth was reasonably priced.  Underweight to retail stocks also provided strong relative performance in REITs.  The overweight to MLPs helped, but stock picking detracted.  The portfolio was not positioned in names with the highest near term growth that performed well, favoring better long term quality.  Utility underweight explained most of the underperformance in that sector.

OUTLOOK

The markets continue to wrestle with the uncertainty surrounding the timing and efficacy of policy change and fiscal stimulus coming from the Trump administration.  We expect to see better economic growth than that experienced near the end of the Obama presidency, but it may come in below current expectations.  In the near term, we expect volatility to increase as investors evaluate corporate earnings and potentially adjust their growth expectations.  We believe less upward pressure on interest rates should be good for our targeted sectors.  However, growth will be required to justify valuations across the market.  Defensive or risk-off opportunities could have value to investors in this scenario.

While short-term increases in interest rates could continue to be a headwind for many income oriented investments, history has shown that REITs and MLPs have provided solid intermediate to long term returns after a rise in rates.  These sectors have an ability to transmit inflation through higher construction costs and rent/fee increases.  Additionally, higher interest rates are often accompanied by strong economic growth, increasing prospects for earnings growth.

Expect to see an above target exposure to MLPs on the rebounding energy price fundamentals.  REITs present opportunities where investors have overly discounted growth opportunities.  Utilities, on the other hand, are a fundamentally slow, but predictable growth business.  They likely will not be a great source of return, particularly at current valuation levels.  REITs, MLPs, and Utilities are driven by differing economic forces and market fundamentals.  We continue to see opportunity to adjust exposures within a diversified real asset strategy, allowing our investors the potential to benefit.

ADVANTUS FUNDS

The information contained herein represents the opinion of Advantus Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance is not a guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

Diversification does not assure a profit nor protect against loss in a declining market.

Earnings growth is not representative of the Fund’s future performance.

Short term performance in particular is not a good indication of the fund’s future performance and an investment should not be made based solely on returns.

Mutual fund investing involves risk. Principal loss is possible. Investors should be aware of the risks involved with investing in a fund concentrating in a specific industry such as REITs or real estate securities. These include risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investing in small and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity. The Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments in ETFs and ETNs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. The funds may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. Covered calls may limit the upside potential of the underlying security. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Derivatives involve special risks including leverage, correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Funds may invest in illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the fund, particularly during times of market turmoil.

The DMV Benchmark is a custom benchmark created by Advantus, it is comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Index. The S&P 500 Index is an unmanaged, market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged, market-value weighted index of bonds, which is widely regarded as the standard for measuring investment grade bond performance.

The MVE Benchmark is a custom benchmark created by Advantus, it is comprised of 60% S&P 500 Low Volatility Index; 20% S&P BMI International Developed Low Volatility Index; and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index. The S&P 500 Low Volatility Index measures the performance of the 100 least volatile stocks in the S&P 500 Index based on their historical volatility. The S&P BMI International Developed Low Volatility Index measures the performance of the 200 least volatile stocks in the S&P Developed Market large/midcap universe. Constituents are weighted relative to the inverse of their corresponding volatility, with the least volatile stocks receiving the highest weights. The Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index measures the performance of U.S. Treasury Bills with a maturity of less than three months.

The SDI Benchmark is a custom benchmark created by Advantus, it is comprised of 54% Wilshire Real Estate Securities Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index; 12% Bloomberg Barclays Capital US Government Inflation Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT. Alerian MLP Total Return Index – a composite of the 50 most prominent energy Master Limited Partnerships (MLPs). Bloomberg Barclays Capital US Government Inflation Linked Bond Index – an index that includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity of index rebalancing date, with an issue size equal to or in excess of $500 million. The S&P 500 Utilities Index – an index of those companies included in the S&P 500 that are classified as members of the GICS (registered symbol) utilities sector. Wells Fargo Hybrid & Preferred REIT Index – an index composed exclusively of preferred shares and depository shares designed to track the performance of preferred securities issued in the U.S. markets by Real Estate Investment Trusts (REITs). Wilshire Real Estate Securities Index – an index of publicly traded U.S. real estate equity securities.

ADVANTUS FUNDS

The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

The Bloomberg Barclays U.S. Treasury TIPS Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market.  Federal Reserve holdings of U.S. TIPS are not index eligible and are excluded from the amount outstanding of each bond in the index.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

The Deutsche Boerse AG German Stock Index represents 30 of the largest and most liquid German companies that trade on the Frankfurt exchange.

The Eurostoxx 50 Index is a capitalization-weighted stock index of 50 large, blue-chip European companies operating within Eurozone nations.

The FTSE (Financial Times Stock Exchange) 100 Index is a market-capitalization weighted index of UK-listed blue chip companies.  The index is part of the FTSE UK Series and is designed to measure the performance of the 100 largest companies traded on the London Stock Exchange that pass screening for size and liquidity.  FTSE 100 constituents are all traded on the London Stock Exchange’s SETS trading system.

The MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the US large and mid cap equity universe.

The Nikkei 225 Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies traded on the Tokyo Stock Exchange.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.  It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

It is not possible to invest directly in an index.

A basis point is a common unit of measurement for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote percentage change in a financial instrument.

Standard deviation measures the dispersion of a set of data from its mean.

Correlation is a statistical measure of the degree to which the movements of two variables (stock/option/convertible prices or returns) are related.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price. The dividend yield is that of the securities held in the portfolio; it is not reflective of the yield distributed to shareholders.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Must be preceded or accompanied by a prospectus.

The Advantus Funds are distributed by Quasar Distributors, LLC.

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of February 28, 2017 (Unaudited)

	One Year	Since Inception(1)
Class A (without sales load)	15.84%	11.83%
Class A (with sales load)(2)	10.04%	11.83%
Institutional Class	16.19%	12.12%
S&P 500 Index(3)	24.98%	20.02%
Advantus DMV Benchmark(4)	15.10%	12.72%

(1)	September 28, 2015.
(2)	Return reflects a sales load of 5.00%.
(3)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(4)	The Advantus DMV Benchmark is comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Index. This Index cannot be invested in directly.

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of February 28, 2017 (Unaudited)

	One Year	Since Inception(1)
Class A (without sales load)	8.15%	8.83%
Class A (with sales load)(2)	2.70%	8.83%
Institutional Class	8.37%	9.09%
S&P 500 Index(3)	24.98%	20.02%
Advantus MVE Benchmark(4)	12.85%	13.04%

(1)	September 28, 2015.
(2)	Return reflects a sales load of 5.00%.
(3)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(4)
The Advantus MVE Benchmark is comprised of 60% S&P 500 Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index, and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index.  This Index cannot be invested in directly.

ADVANTUS STRATEGIC CREDIT INCOME FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return % – As of February 28, 2017 (Unaudited)

	One Year	Since Inception(1)
Class A (without sales load)(2)	4.55%	1.79%
Institutional Class	4.71%	2.05%
Bloomberg Barclays U.S. Aggregate Bond Index(3)	1.42%	1.82%

(1)
Period from Fund inception through February 28, 2017. The Class A shares commenced operations on May 1, 2015 and Institutional Class shares commenced operations on December 16, 2014.  Prior to December 29, 2016, the Fund had a different investment objective and principal investment strategies.

(2)	Performance shown for the Class A prior to inception of the Class A shares is based on the performance of the Institutional Class shares, adjusted for the higher expenses applicable to Class A shares.
(3)
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market. The index includes U.S. Treasuries, government-related and corporate securities, Mortgage Backed securities (agency fixed-rate and hybrid adjustable-rate pass-throughs), Asset Backed securities and Commercial Mortgage Backed securities (agency and non-agency). This index cannot be invested in directly.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return % – As of February 28, 2017 (Unaudited)

	One Year	Three Years	Since Inception(1)
Class A (without sales load)(2)	17.29%	7.18%	7.87%
Class A (with sales load)(2)(3)	11.47%	7.18%	7.87%
Institutional Class	17.57%	7.46%	8.15%
S&P 500 Index(4)	24.98%	10.63%	14.21%
Advantus SDI Benchmark(5)	16.78%	8.86%	8.33%

(1)	Period from Fund inception through February 28, 2017. The Class A shares commenced operations on December 16, 2014 and Institutional Class shares commenced operations on September 12, 2012.
(2)
Performance shown for the Class A prior to the inception of the Class A shares is based on the performance of the Institutional Class shares, adjusted for the higher expenses applicable to Class A shares.

(3)	Class A shares initiated a 5.00% sales load as of September 28, 2015. As such, the Class A sales load performance data for the three year and since inception periods do not account for any load.
(4)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(5)
The Advantus SDI Benchmark is comprised of 54% Wilshire Real Estate Securities Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index; 12% Bloomberg Barclays Capital US Government Inflation Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT Index. This Index cannot be invested in directly.

ADVANTUS FUNDS

Expense Example (Unaudited)
February 28, 2017

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 – February 28, 2017).

ACTUAL EXPENSES

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Advantus Dynamic Managed Volatility Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/2016	2/28/2017	9/1/2016 – 2/28/2017(1)
Class A Actual(2)	$1,000.00	$1,069.70	$4.11
Class A Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.83	$4.01
Institutional Class Actual(2)	$1,000.00	$1,071.80	$2.83
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.07	$2.76

(1)
Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 0.80% and 0.55% for Class A and the Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended February 28, 2017 of 6.97% and 7.18% for Class A and the Institutional Class, respectively.

ADVANTUS FUNDS

Expense Example (Unaudited) – Continued
February 28, 2017

Advantus Managed Volatility Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/2016	2/28/2017	9/1/2016 – 2/28/2017(3)
Class A Actual(4)	$1,000.00	$1,026.40	$4.02
Class A Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.83	$4.01
Institutional Class Actual(4)	$1,000.00	$1,027.60	$2.77
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.07	$2.76

(3)
Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 0.80% and 0.55% for Class A and the Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended February 28, 2017 of 2.64% and 2.76% for Class A and the Institutional Class, respectively.

Advantus Strategic Credit Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/2016	2/28/2017	9/1/2016 – 2/28/2017(5)
Class A Actual(6)	$1,000.00	$1,022.20	$3.51
Class A Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.32	$3.51
Institutional Class Actual(6)	$1,000.00	$1,023.50	$2.26
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.56	$2.26

(5)
Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 0.70% and 0.45% for the Class A and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(6)	Based on the actual returns for the six-month period ended February 28, 2017 of 2.22% and 2.35% for the Class A and Institutional Class, respectively.

Advantus Strategic Dividend Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/2016	2/28/2017	9/1/2016 – 2/28/2017(7)
Class A Actual(8)	$1,000.00	$1,004.00	$5.96
Class A Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.84	$6.01
Institutional Class Actual(8)	$1,000.00	$1,006.30	$4.73
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.08	$4.76

(7)
Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 1.20% and 0.95% for Class A and the Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(8)	Based on the actual returns for the six-month period ended February 28, 2017 of 0.40% and 0.63% for Class A and the Institutional Class, respectively.

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Sector Allocation (Unaudited)
As of February 28, 2017(1)
(% of net assets)

Top Ten Holdings (Unaudited)
As of February 28, 2017(1)(2)
(% of net assets)

iShares Core S&P 500 Fund	42.9%
U.S. Treasury Bond, 0.625%, 9/30/2017	6.6%
Credit Suisse Mortgage Trust, Series 2015-GLPA, 4.138%, 11/15/2037	2.3%
Amgen, 5.700%, 02/01/2019	1.0%
Florida Gas Transmission, 4.350%, 07/15/2025	0.9%
Valspar, 3.950%, 01/15/2026	0.9%
Essex Portfolio, 3.500%, 04/01/2025	0.9%
Valero Energy, 3.650%, 03/15/2025	0.9%
St. Jude Medical, 4.750%, 04/15/2043	0.9%
CBS, 3.500%, 01/15/2025	0.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Sector Allocation (Unaudited)
As of February 28, 2017(1)
(% of net assets)

Fund Holdings (Unaudited)
As of February 28, 2017(1)(2)
(% of net assets)

iShares MSCI USA Minimum Volatility Fund	32.3%
iShares MSCI EAFE Minimum Volatility Fund	25.2%
iShares Core High Dividend Fund	18.1%
iShares MSCI Emerging Markets Minimum Volatility Fund	6.1%
iShares Short Maturity Bond Fund	4.8%
iShares MSCI Germany Fund	4.0%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS STRATEGIC CREDIT INCOME FUND

Sector Allocation (Unaudited)
As of February 28, 2017(1)
(% of net assets)

Top Ten Holdings (Unaudited)
As of February 28, 2017(1)(2)
(% of net assets)

PowerShares Senior Loan Portfolio	5.9%
iShares J.P. Morgan USD Emerging Markets Bond Fund	3.4%
U.S. Treasury Bond, 1.875%, 01/31/2022	2.8%
U.S. Treasury Bond, 1.125%, 09/30/2021	2.6%
Regency Energy Partners, 6.500%, 07/15/2021	2.0%
Federal Home Loan Mortgage Corporation, Series 14-HQ2, Class M2, 2.971%, 09/25/2024	1.9%
Wells Fargo Bank, Series BKNT, 2.269%, 10/31/2023	1.9%
NuStar Logistics, 8.150%, 04/15/2018	1.6%
Morgan Stanley Capital I Trust, Series 2015-XLF1, Class A, 1.917%, 08/14/2031	1.6%
Enterprise Products Operating, 7.034%, 01/15/2068	1.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Sector Allocation (Unaudited)
As of February 28, 2017(1)
(% of net assets)

Top Ten Holdings (Unaudited)
As of February 28, 2017(1)(2)
(% of net assets)

Enterprise Products Partners	2.8%
Macquarie Infrastructure Company	2.3%
Simon Property Group	2.2%
Mid-America Apartment Communities	2.2%
Prologis	1.9%
Extra Space Storage	1.9%
Brookfield Infrastructure Partners	1.7%
U.S. Treasury Bond, 2.375%, 01/15/2025	1.7%
MPLX	1.7%
EPR Properties	1.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments (Unaudited)
February 28, 2017

		Fair
	Shares	Value
EXCHANGE TRADED FUND – 42.9%
iShares Core S&P 500 Fund (a)(b)
(Cost $11,612,019)	60,491	$14,398,674

	Par
CORPORATE BONDS – 25.9%

Airlines – 0.7%
British Airways
Series 2013-1
4.625%, 06/20/2024 (c)	$222,305	237,611

Banks – 1.4%
Barclays
4.375%, 01/12/2026 (d)	200,000	204,082
JPMorgan Chase
4.500%, 01/24/2022	250,000	270,564
		474,646
Consumer Discretionary – 0.9%
CBS
3.500%, 01/15/2025	300,000	298,302

Consumer Staples – 0.8%
CVS Caremark
6.943%, 01/10/2030	226,788	266,914

Diversified Financial Services – 2.2%
First American Financial
4.600%, 11/15/2024	200,000	202,635
Invesco Finance
3.750%, 01/15/2026 (d)	250,000	256,754
Total System Services
4.800%, 04/01/2026	250,000	269,902
		729,291
Energy – 2.5%
Florida Gas Transmission
4.350%, 07/15/2025 (c)	300,000	313,046
Phillips 66
4.650%, 11/15/2034	200,000	207,832
Valero Energy
3.650%, 03/15/2025	300,000	299,600
		820,478

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments (Unaudited)
February 28, 2017

		Fair
	Par	Value
CORPORATE BONDS – 25.9% (Continued)

Health Care – 0.9%
St. Jude Medical
4.750%, 04/15/2043	$300,000	$299,172

Industrial – 3.0%
Stanley Black & Decker
2.451%, 11/17/2018	200,000	202,373
Textron
4.000%, 03/15/2026	250,000	256,073
Tyco Electronics Group
3.700%, 02/15/2026 (d)	250,000	256,861
Valspar
3.950%, 01/15/2026	300,000	302,527
		1,017,834
Insurance – 5.1%
Allied World Assurance Company Holdings
4.350%, 10/29/2025 (d)	250,000	251,149
Assured Guaranty US Holdings
5.000%, 07/01/2024	200,000	218,745
Hanover Insurance Group
4.500%, 04/15/2026	250,000	258,608
Horace Mann Educators
4.500%, 12/01/2025	250,000	254,315
Liberty Mutual Group
4.250%, 06/15/2023 (c)	250,000	263,306
Manulife Financial
4.150%, 03/04/2026 (d)	250,000	264,521
Old Republic International
4.875%, 10/01/2024	200,000	211,672
		1,722,316
Pharmaceuticals – 1.0%
Amgen
5.700%, 02/01/2019	300,000	322,366

Real Estate Investment Trust – 3.0%
Alexandria Real Estate Equities
4.300%, 01/15/2026	200,000	207,674
Essex Portfolio
3.500%, 04/01/2025	300,000	300,325

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments (Unaudited)
February 28, 2017

		Fair
	Par	Value
CORPORATE BONDS – 25.9% (Continued)

Real Estate Investment Trust – 3.0% (Continued)
Host Hotels & Resorts
Series F
4.500%, 02/01/2026	$250,000	$259,555
Kimco Realty
3.400%, 11/01/2022	250,000	254,068
		1,021,622
Technology – 0.9%
Hewlett Packard Enterprise
4.900%, 10/15/2025	100,000	104,232
Juniper Networks
4.500%, 03/15/2024	200,000	211,086
		315,318
Telecommunications – 1.6%
AT&T
4.500%, 05/15/2035	300,000	285,408
Comcast
4.650%, 07/15/2042	250,000	262,181
		547,589
Transportation – 1.3%
Kansas City Southern
4.300%, 05/15/2043	250,000	235,772
Penske Truck Leasing / PTL Finance
3.300%, 04/01/2021 (c)	200,000	203,549
		439,321
Utilities – 0.6%
Oglethorpe Power
4.250%, 04/01/2046	200,000	194,499
Total Corporate Bonds
(Cost $8,508,901)		8,707,279

U.S. GOVERNMENT SECURITY – 6.6%

U.S. Treasury Bond – 6.6%
0.625%, 09/30/2017 (e)
(Cost $2,198,203)	2,200,000	2,198,669

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments (Unaudited)
February 28, 2017

		Fair
	Par	Value
MORTGAGE BACKED SECURITY – 2.3%

Commercial – 2.3%
Credit Suisse Mortgage Trust
Series 2015-GLPA, Class C
4.138%, 11/15/2037 (c)(f)
(Cost $756,029)	$750,000	$782,263

	Contracts
PURCHASED PUT OPTIONS – 0.0%
SPDR S&P 500 ETF Trust
Expiration: March 2017, Exercise Price: $220.00	182	3,640
SPDR S&P 500 ETF Trust
Expiration: March 2017, Exercise Price: $198.00	28	126
Total Purchased Put Options
(Cost $33,310)		3,766

PURCHASED CALL OPTIONS – 0.0%
CBOE Volatility Index
Expiration: March 2017, Exercise Price: $26.00
(Cost $3,964)	65	650

	Shares
SHORT-TERM INVESTMENT – 21.9%
First American Government Obligations Fund, Class Z, 0.45% (g)
(Cost $7,352,787)	7,352,787	7,352,787
Total Investments – 99.6%
(Cost $30,465,213)		33,444,088
Other Assets and Liabilities, Net – 0.4%		140,201
Total Net Assets – 100.0%		$33,584,289

(a)
A portion of this security has been deposited as initial margin on open futures contracts, and the entire amount is designated as collateral for futures contracts. As of February 28, 2017, the fair value of the collateral was $14,398,674.

(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” This security is determined to be liquid by the Advisor. As of February 28, 2017, the market value of these investments were $1,799,775, or 5.4% of total net assets.

(d)	The Portfolio had $1,233,367 or 3.7% of net assets in foreign securities at February 28, 2017.
(e)	All or a portion of this security is designated as collateral for futures contracts. As of February 28, 2017, the fair value of the collateral was $2,198,669.
(f)	Variable rate security – The rate shown is the rate in effect as of February 28, 2017.
(g)	The rate shown is the annualized seven day effective yield as of February 28, 2017.

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Open Futures Contracts (Unaudited)
February 28, 2017

	Number of
	Contracts			Unrealized
Description	Purchased (Sold)	Notional Value	Settlement Month	Appreciation
CME S&P 500 Index	21	$12,404,700	March 2017	$781,909
U.S. Treasury 10 Year Note Futures	(17)	(2,117,828)	June 2017	346
				$782,255

Schedule of Written Options

		Contracts		Exercise
Description	Call/Put	Written	Expiration	Price	Fair Value
SPDR S&P 500 ETF Trust
(Premiums received $5,278)	Put	28	March 2017	$215	$378

See Notes to the Financial Statements

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Schedule of Investments (Unaudited)
February 28, 2017

		Fair
	Shares	Value
EXCHANGE TRADED FUNDS – 90.5%
iShares Core High Dividend Fund	90,882	$7,697,705
iShares MSCI EAFE Minimum Volatility Fund (a)	166,336	10,693,741
iShares MSCI Emerging Markets Minimum Volatility Fund	50,521	2,612,441
iShares MSCI Germany Fund	61,536	1,693,471
iShares MSCI USA Minimum Volatility Fund (a)(b)	286,319	13,706,091
iShares Short Maturity Bond Fund	40,720	2,045,162
Total Exchange Traded Funds
(Cost $35,520,344)		38,448,611

	Contracts
PURCHASED CALL OPTIONS – 0.1%
CBOE Volatility Index
Expiration: March 2017, Exercise Price: $17.00
(Cost $64,800)	600	28,500

	Shares
SHORT-TERM INVESTMENT – 9.2%
First American Government Obligations Fund, Class Z, 0.45% (c)
(Cost $3,887,954)	3,887,954	3,887,954
Total Investments – 99.8%
(Cost $39,473,098)		42,365,065
Other Assets and Liabilities, Net – 0.2%		107,412
Total Net Assets – 100.0%		$42,472,477

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)
A portion of this security has been deposited as initial margin on open futures contracts, and another portion is designated as collateral for futures contracts. As of February 28, 2017, the fair value of the collateral was $5,744,400.

(c)	The rate shown is the annualized seven day effective yield as of February 28, 2017.

Schedule of Open Futures Contracts

	Number of			Unrealized
Description	Contracts Purchased	Notional Value	Settlement Month	Appreciation
E-mini S&P 500 Index	30	$3,544,200	March 2017	$245,857

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2017

		Fair
	Par	Value
CORPORATE BONDS – 64.9%
Airlines – 4.4%
Air Canada
Series 2013-1B, Class B
5.375%, 11/15/2022 (a)(d)	$61,562	$64,101
America West Airlines
Series 001G
8.057%, 01/02/2022	88,458	99,625
American Airlines
Series 2013-2B, Class B
5.600%, 01/15/2022 (a)	186,240	193,457
Series 2014-1, Class B
4.375%, 04/01/2024	205,341	205,598
Series 2017-1B, Class B
4.950%, 08/15/2026	175,000	179,156
Continental Airlines
Series B
6.000%, 07/12/2020	143,234	148,427
Delta Airlines
Series B
6.875%, 11/07/2020 (a)	252,446	269,486
		1,159,850
Automotive – 0.8%
Ford Motor
4.346%, 12/08/2026	200,000	206,073

Banks – 7.2%
Bank of America
4.000%, 01/22/2025 (b)	350,000	353,009
Comerica Bank
Series BKNT
4.000%, 07/27/2025	40,000	40,471
Compass Bank
Series BKNT
3.875%, 04/10/2025	250,000	243,050
Discover Bank
3.450%, 07/27/2026 (b)	300,000	294,550
Santander UK Group Holdings
3.571%, 01/10/2023 (d)	200,000	201,007
Standard Chartered
7.750%, 12/29/2049 (a)(c)(d)	250,000	257,125

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2017

		Fair
	Par	Value
CORPORATE BONDS – 64.9% (Continued)

Banks – 7.2% (Continued)
Wells Fargo Bank
Series BKNT
2.269%, 10/31/2023 (b)(c)	$500,000	$509,976
		1,899,188
Diversified Financial Services – 13.0%
Ally Financial
3.250%, 02/13/2018	250,000	253,875
Barclays
2.635%, 01/10/2023 (b)(c)(d)	300,000	303,447
Capital One Financial
Series E
5.550%, 12/29/2049 (c)	200,000	207,500
Citigroup
Series N
5.800%, 11/29/2049 (c)	200,000	207,750
Charles Schwab
Series E
4.625%, 12/29/2049 (c)	300,000	295,855
Credit Agricole
2.440%, 01/10/2022 (a)(c)(d)	250,000	251,617
Diamond 1 Finance / Diamond 2 Finance
5.450%, 06/15/2023 (a)(b)	300,000	324,627
E*TRADE Financial
4.625%, 09/15/2023	200,000	207,190
Jefferies Group
4.850%, 01/15/2027	250,000	256,801
JPMorgan Chase
Series V
5.000%, 12/29/2049 (c)	250,000	251,815
Morgan Stanley
Series MTN
2.443%, 10/24/2023 (b)(c)	350,000	357,718
Series H
5.450%, 12/29/2049 (c)	250,000	256,761
Peachtree Corners Funding Trust
3.976%, 02/15/2025 (a)	250,000	249,857
		3,424,813

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2017

		Fair
	Par	Value
CORPORATE BONDS – 64.9% (Continued)

Energy – 17.3%
Antero Resources
5.000%, 03/01/2025 (a)	$175,000	$170,625
Boardwalk Pipelines
4.950%, 12/15/2024	250,000	263,911
Buckeye Partners
5.600%, 10/15/2044	250,000	262,684
Cheniere Corpus Christi Holdings
5.875%, 03/31/2025 (a)	175,000	185,719
Enbridge
Series 16-A
6.000%, 01/15/2077 (c)(d)	90,000	91,575
Enterprise Products Operating
7.034%, 01/15/2068 (b)(c)	400,000	414,800
HollyFrontier
5.875%, 04/01/2026	250,000	267,836
Marathon Petroleum
5.850%, 12/15/2045	150,000	152,517
Nabors Industries
5.500%, 01/15/2023 (a)	175,000	181,453
Noble Holding
7.500%, 03/15/2019	250,000	262,813
NuStar Logistics
8.150%, 04/15/2018 (b)	400,000	427,000
4.800%, 09/01/2020 (b)	250,000	258,750
Regency Energy Partners
6.500%, 07/15/2021 (b)	500,000	515,347
Sabine Pass Liquefaction
5.750%, 05/15/2024	200,000	221,614
Tennessee Gas Pipeline
8.375%, 06/15/2032	200,000	256,126
Tesoro
4.750%, 12/15/2023 (a)	200,000	207,750
Tesoro Logistics
5.250%, 01/15/2025	150,000	158,625
TransCanada Trust
Series 16-A
5.875%, 08/15/2076 (c)(d)	250,000	269,375
		4,568,520

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2017

		Fair
	Par	Value
CORPORATE BONDS – 64.9% (Continued)

Health Care – 3.5%
Express Scripts Holding
4.500%, 02/25/2026	$212,000	$220,483
HCA
5.000%, 03/15/2024 (b)	300,000	316,875
Hill-Rom Holdings
5.000%, 02/15/2025 (a)(e)	200,000	201,500
Mallinckrodt Pharmeceuticals
5.750%, 08/01/2022 (a)(d)(e)	200,000	197,000
		935,858
Insurance – 1.0%
Liberty Mutual Group
4.250%, 06/15/2023 (a)	250,000	263,307

Manufacturing – 1.0%
Hexcel
3.950%, 02/15/2027	250,000	252,615

Media – 0.4%
Viacom
5.875%, 02/28/2057 (c)	100,000	101,946

Real Estate – 2.8%
Hospitality Properties Trust
4.500%, 06/15/2023	100,000	103,344
4.500%, 03/15/2025	250,000	249,259
Mattamy Group
6.500%, 11/15/2020 (a)(d)	200,000	206,500
Select Income REIT
2.850%, 02/01/2018	180,000	181,435
		740,538
Retail – 2.9%
CVS
5.880%, 01/10/2028	261,104	289,888
6.036%, 12/10/2028	96,797	109,386
Newell Brands
5.000%, 11/15/2023 (b)	350,000	375,842
		775,116

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2017

		Fair
	Par	Value
CORPORATE BONDS – 64.9% (Continued)

Technology – 2.3%
Microsoft
2.875%, 02/06/2024	$200,000	$201,561
Symantec
3.950%, 06/15/2022	250,000	251,385
Tech Data
3.700%, 02/15/2022	170,000	170,198
		623,144
Telecommunications – 4.6%
AT&T
3.950%, 01/15/2025	250,000	251,956
5.700%, 03/01/2057	250,000	258,933
Frontier Communications
8.875%, 09/15/2020	200,000	212,750
Qwest
6.875%, 09/15/2033	250,000	248,666
Verizon Communications
5.012%, 04/15/2049 (a)	260,000	255,995
		1,228,300
Transportation – 1.2%
GATX
5.200%, 03/15/2044 (b)	300,000	308,561

Utilities – 2.5%
AmeriGas Partners
5.500%, 05/20/2025	175,000	178,281
5.750%, 05/20/2027	150,000	151,125
Dominion Resources
5.750%, 10/01/2054 (b)(c)	312,000	327,600
		657,006
Total Corporate Bonds
(Cost $16,834,306)		17,144,835

	Shares
EXCHANGE TRADED FUNDS – 10.3%
iShares Emerging Markets High Yield Bond Fund	5,000	250,500
iShares J.P. Morgan USD Emerging Markets Bond Fund	8,000	908,480
PowerShares Senior Loan Portfolio	67,000	1,565,791
Total Exchange Traded Funds
(Cost $2,696,102)		2,724,771
See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2017

		Fair
	Par	Value
ASSET BACKED SECURITIES – 7.4%

Automotive – 6.3%
Exeter Automobile Receivables Trust
Series 15-2A, Class C
3.900%, 03/15/2021 (a)(e)	$150,000	$152,739
Series 15-3A, Class D
6.550%, 10/17/2022 (a)	150,000	152,711
First Investors Auto Owner Trust
Series 13-2A, Class D
3.580%, 06/15/2020 (a)	232,000	233,515
Series 15-2A, Class D
4.220%, 12/15/2021 (a)(b)	287,000	294,396
Flagship Credit Auto Trust
Series 16-1, Class D
8.590%, 05/15/2023 (a)(b)(e)	300,000	328,749
Foursight Capital Automobile Receivables Trust
Series 16-1, Class A2
2.870%, 10/15/2021 (a)	227,733	228,227
Westlake Automobile Receivables Trust
Series 15-3A, Class E
5.890%, 07/15/2022 (a)(b)	285,000	287,990
		1,678,327
Manufactured Housing – 0.1%
Credit Suisse First Boston
Series 2002-MH3, Class A
6.700%, 12/25/2031 (c)	17,144	17,229

Student Loans – 1.0%
Social Professional Loan Program
Series 2015-A, Class A1
1.971%, 03/25/2033 (a)(c)	256,841	260,436
Total Asset Backed Securities
(Cost $1,946,842)		1,955,992

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2017

		Fair
	Par	Value
U.S. GOVERNMENT SECURITIES – 6.9%

U.S. Treasury Bonds – 6.9%
1.125%, 09/30/2021 (b)(f)	$700,000	$677,496
1.875%, 01/31/2022	740,000	739,537
2.250%, 02/15/2027	200,000	198,098
2.875%, 11/15/2046	200,000	196,160
Total U.S. Government Securities
(Cost $1,819,667)		1,811,291

MORTGAGE BACKED SECURITIES – 6.5%

Commercial – 1.6%
Morgan Stanley Capital I Trust
Series 2015-XLF1, Class A
1.917%, 08/14/2031 (a)(b)(c)	421,798	421,322

U.S. Government Agency – 4.9%
Federal Home Loan Mortgage Corporation
Series 14-HQ2, Class M2
2.971%, 09/25/2024 (b)(c)	500,000	511,503
Series 15-DNA1, Class B
9.971%, 10/25/2027 (b)(c)	275,466	334,514
Series 15-HQA2, Class B
11.271%, 05/25/2028 (c)	249,709	307,730
Federal National Mortgage Association
Series 14-C03, Class 1M2
3.771%, 07/25/2024 (c)	150,000	154,063
		1,307,810
Total Mortgage Backed Securities
(Cost $1,696,667)		1,729,132

	Shares
PREFERRED STOCKS – 2.4%

Banks – 1.3%
Citigroup Capital XIII
7.875%, 10/30/2040	13,000	342,550

Transportation – 1.1%
BNSF Funding Trust I
6.613%, 12/15/2055 (c)	250,000	285,575
Total Preferred Stocks
(Cost $624,588)		628,125

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2017

		Fair
	Shares	Value
SHORT-TERM INVESTMENT – 2.8%
First American Government Obligations Fund, Class Z, 0.45% (g)
(Cost $739,190)	739,190	$739,190
Total Investments – 101.2%
(Cost $26,357,362)		26,733,336
Other Assets and Liabilities, Net – (1.2)%		(310,262)
Total Net Assets – 100.0%		$26,423,074

(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities are determined to be liquid by the Adviser unless identified by footnote (e).  As of February 28, 2017, the fair value of these investments were $5,840,204 or 22.1% of total net assets.

(b)	All or a portion of this security is designated as collateral for futures contracts. As of February 28, 2017, the fair value of the collateral was $7,944,072.
(c)	Variable rate security – The rate shown is the rate in effect as of February 28, 2017.
(d)	The portfolio had $1,841,747 or 7.0% of net assets in foreign securities as of February 28, 2017.
(e)	Security considered illiquid and is categorized in Level 2 of the fair value hierarchy. See Notes 2 and 3 in the Notes to the Financial Statements.
(f)	A portion of this security has been deposited as initial margin on open futures contracts.
(g)	The rate shown is the annualized seven day effective yield as of February 28, 2017.

Schedule of Open Futures Contracts

	Number of			Unrealized
	Contracts			Appreciation
Description	Purchased (Sold)	Notional Value	Settlement Month	(Depreciation)
U.S. Treasury 10 Year Note Futures	18	$2,242,406	June 2017	$1,070
U.S. Treasury 5 Year Note Futures	28	3,295,688	June 2017	(2,271)
CME Ultra Long Term
U.S. Treasury Bond Futures	(1)	(151,656)	June 2017	(1,104)
U.S Treasury Long Bond Futures	(8)	(1,294,250)	June 2017	(12,525)
				$(14,830)

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2017

		Fair
	Shares	Value
REIT COMMON STOCKS – 46.2%

Health Care – 8.0%
Colony NorthStar, Class A	58,211	$854,537
HCP	32,038	1,050,526
Healthcare Trust of America, Class A	8,500	273,445
LTC Properties	26,100	1,259,064
National Health Investors	11,381	861,769
OMEGA Healthcare Investors	9,078	296,306
Physicians Realty Trust	19,315	384,755
Sabra Health Care REIT	29,600	805,120
Ventas	3,000	195,150
Welltower	13,531	952,312
		6,932,984
Hotels – 1.7%
Apple Hospitality	14,000	274,960
Chatham Lodging Trust	9,698	194,251
Hersha Hospitality Trust	7,300	142,423
Hospitality Properties Trust	23,200	737,296
Pebblebrook Hotel Trust	3,000	86,250
Sunstone Hotel Investors	3,800	56,050
		1,491,230
Industrial – 5.0%
EastGroup Properties	3,600	267,624
Highwoods Properties	18,700	981,563
Prologis	32,801	1,674,491
STAG Industrial	53,100	1,371,573
		4,295,251
Mortgage – 1.9%
Blackstone Mortgage Trust, Class A	22,247	692,772
Ladder Capital	20,586	297,056
Starwood Property Trust	27,600	630,936
		1,620,764
Multi-Family – 7.5%
American Campus Communities	11,600	592,760
AvalonBay Communities	5,800	1,065,924
Camden Property Trust	3,978	336,738
Education Realty Trust	23,209	978,259
Mid-America Apartment Communities	18,179	1,867,529
Sun Communities	11,509	953,290

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2017

		Fair
	Shares	Value
REIT COMMON STOCKS – 46.2% (Continued)
Multi-Family – 7.5% (Continued)
UDR	17,900	$653,350
		6,447,850
Net Lease – 3.0%
Agree Realty	21,712	1,077,567
EPR Properties	18,215	1,401,826
STORE Capital	3,600	89,676
		2,569,069
Office – 3.5%
Brandywine Realty Trust	68,700	1,144,542
Corporate Office Properties Trust	20,000	681,800
DuPont Fabros Technology	23,000	1,184,270
Hudson Pacific Properties	800	29,264
		3,039,876
Other – 7.3%
CoreSite Realty	3,500	315,245
CyrusOne	21,013	1,069,562
Digital Realty Trust	11,500	1,242,000
Extra Space Storage	20,303	1,607,794
Public Storage	5,800	1,319,268
Uniti Group	23,700	686,589
		6,240,458
Retail – 8.1%
Brixmor Property Group	27,700	646,518
GGP	32,100	798,006
Kimco Realty	32,300	783,275
Pennsylvania Real Estate Investment Trust	18,700	308,550
Ramco-Gershenson Properties Trust	40,901	640,510
Retail Opportunity Investments	50,636	1,113,992
Simon Property Group	10,500	1,936,200
Weingarten Realty Investors	20,821	738,521
		6,965,572
Single-Family – 0.2%
Colony Starwood Homes	5,500	180,950
Total REIT Common Stocks
(Cost $33,440,097)		39,784,004

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2017

		Fair
	Shares	Value
OTHER COMMON STOCKS – 15.7%

Infrastructure – 4.0%
Brookfield Infrastructure Partners (a)	41,300	$1,490,104
Macquarie Infrastructure Company	25,300	1,946,582
		3,436,686
Telecommunications – 2.3%
AT&T	12,300	514,017
Crown Castle International	11,400	1,066,242
Frontier Communications	16,600	48,638
Verizon Communications	7,500	372,225
		2,001,122
Utilities – 9.4%
AES	71,000	817,920
American Electric Power Company	19,010	1,273,100
Dominion Resources	8,470	657,611
DTE Energy	7,447	754,977
Exelon	30,000	1,101,300
NRG Yield – Class A	45,200	759,812
PG&E	12,000	801,000
Pinnacle West Capital	3,600	295,884
SCANA	8,389	581,777
South Jersey Industries	13,999	490,245
WEC Energy Group	8,300	500,241
		8,033,867
Total Other Common Stocks
(Cost $11,748,254)		13,471,675

MASTER LIMITED PARTNERSHIPS – 15.1%

Energy – 15.1%
Buckeye Partners	17,400	1,199,208
Energy Transfer Partners	5,704	215,668
Enlink Midstream Partners	25,588	479,007
Enterprise Products Partners	84,984	2,382,102
Equity Midstream Partners	10,300	811,846
Magellan Midstream Partners	11,501	891,443
MPLX	38,718	1,440,697
NextEra Energy Partners	24,300	747,954
PBF Logistics	32,700	678,525

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2017

		Fair
	Shares	Value
MASTER LIMITED PARTNERSHIPS – 15.1% (Continued)

Energy – 15.1% (Continued)
Plains All American Pipeline	22,400	$718,592
Spectra Energy Partners	22,010	984,507
Sprague Resources	9,347	255,640
Tallgrass Energy Partners	12,000	641,520
Valero Energy Partners	4,500	220,320
VTTI Energy Partners (a)	21,300	389,790
Western Gas Partners	8,186	508,924
Williams Partners	10,461	421,578
Total Master Limited Partnerships
(Cost $10,936,940)		12,987,321

	Par
U.S. GOVERNMENT SECURITIES – 9.0%

U.S. Treasury Bonds – 9.0%
0.125%, 04/15/2018 (b)	$522,220	529,960
1.250%, 07/15/2020 (b)	553,525	588,968
1.125%, 01/15/2021 (b)	551,840	583,662
0.625%, 07/15/2021 (b)	535,600	558,425
0.125%, 07/15/2022 (b)	524,935	532,178
0.125%, 01/15/2023 (b)	418,388	420,673
0.375%, 07/15/2023 (b)	518,720	530,427
0.125%, 07/15/2024 (b)	1,093,049	1,091,287
2.375%, 01/15/2025 (b)	1,280,830	1,489,782
3.875%, 04/15/2029 (b)	734,310	1,027,276
2.125%, 02/15/2040 (b)	279,255	356,549
Total U.S. Government Securities
(Cost $7,734,736)		7,709,187

	Shares
REIT PREFERRED STOCKS – 8.7%

Health Care – 1.0%
Colony NorthStar, Series H, 7.125%	35,500	883,595

Hotels – 3.2%
Hersha Hospitality Trust, Series E, 6.500%	17,100	410,400
LaSalle Hotel Properties, Series I, 6.375%	29,900	754,975
Pebblebrook Hotel Trust, Series D, 6.375%	16,300	410,271

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2017

		Fair
	Shares	Value
REIT PREFERRED STOCKS – 8.7% (Continued)

Hotels – 3.2% (Continued)
Summit Hotel Properties, Series C, 7.125%	15,457	$403,273
Summit Hotel Properties, Series D, 6.450%	15,500	379,285
Sunstone Hotel Investors, Series E, 6.950%	14,917	384,859
		2,743,063
Industrial – 0.2%
Stag Industrial, Series C, 6.875%	6,300	167,832

Office – 1.2%
Kilroy Realty, Series H, 6.375%	3,814	97,066
PS Business Parks, Series U, 5.750%	20,400	507,552
PS Business Parks, Series W, 5.200%	19,000	437,380
		1,041,998
Other – 0.3%
Digital Realty Trust, Series I, 6.350%	7,900	208,560

Retail – 2.8%
CBL & Associates Properties, Series E, 6.625%	28,839	717,514
DDR, Series J, 6.500%	6,938	175,740
Kimco Realty, Series K, 5.625%	14,033	346,755
National Retail Properties, Series E, 5.700%	24,941	620,781
Saul Centers, Series C, 6.875%	12,700	322,707
Taubman Centers, Series J, 6.500%	9,979	253,966
		2,437,463
Total REIT Preferred Stocks
(Cost $7,370,141)		7,482,511

	Par
CORPORATE BONDS – 2.3%

Energy – 0.6%
Enlink Midstream Partners
4.400%, 04/01/2024	$500,000	509,333

Real Estate Investment Trust – 0.4%
Vereit Operating Partnership
4.875%, 06/01/2026	300,000	315,375

Telecommunications – 0.6%
AT&T
4.450%, 04/01/2024	500,000	524,948

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2017

		Fair
	Par	Value
CORPORATE BONDS – 2.3% (Continued)

Utilities – 0.7%
NRG Energy
6.625%, 01/15/2027 (c)	$650,000	$641,875
Total Corporate Bonds
(Cost $2,000,341)		1,991,531

	Shares
OTHER PREFERRED STOCKS – 0.8%

Energy – 0.8%
Kinder Morgan, Series A, 9.750%
(Cost $705,707)	14,590	710,533

CLOSED-END FUND – 0.6%
Blackrock Floating Rate Income Strategies Fund
(Cost $444,593)	34,022	501,484

EXCHANGE TRADED FUND – 0.4%
PowerShares DB Commodity Index Tracking Fund (d)
(Cost $317,784)	23,800	374,136

SHORT-TERM INVESTMENT – 1.4%
First American Government Obligations Fund, Class Z, 0.45% (e)
(Cost $1,243,802)	1,243,802	1,243,802
Total Investments – 100.2%
(Cost $75,942,395)		86,256,184
Other Assets and Liabilities, Net – (0.2)%		(165,098)
Total Net Assets – 100.0%		$86,091,086

(a)	The Portfolio had $1,879,894 or 2.2% of net assets in foreign securities at February 28, 2017.
(b)
U.S. Treasury inflation-protected security (TIPS).  TIPS are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  This security is determined to be liquid by the Advisor.  As of February 28, 2017, the fair value of this investment was $641,875, or 0.7% of total net assets.

(d)	Non-income producing security.
(e)	The rate shown is the annualized seven day effective yield as of February 28, 2017.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

ADVANTUS FUNDS

Statements of Assets and Liabilities (Unaudited)
February 28, 2017

	Dynamic	Managed	Strategic	Strategic
	Managed	Volatility	Credit	Dividend
	Volatility Fund	Equity Fund	Income Fund	Income Fund
ASSETS:
Investments, at fair value: (cost $30,465,213, $39,473,098,
$26,357,362 and $75,942,395, respectively)	$33,444,088	$42,365,065	$26,733,336	$86,256,184
Receivable for investment securities sold	—	—	178,948	369,612
Receivable for capital shares sold	80,880	132,683	—	8,282
Dividends & interest receivable	104,493	1,338	202,395	135,083
Return of capital receivable	—	—	—	32,681
Receivable for adviser reimbursements, net	4,733	1,132	8,739	—
Prepaid expenses	14,040	13,912	15,170	14,408
Total assets	33,648,234	42,514,130	27,138,588	86,816,250

LIABILITIES:
Written option contracts, at value (premiums received $5,278)	378	—	—	—
Payable for capital shares redeemed	—	—	—	100,458
Payable for investment securities purchased	—	—	674,534	546,027
Payable to adviser, net	—	—	—	40,598
Payable for fund administration & accounting fees	13,288	12,484	15,183	14,803
Payable for compliance fees	1,636	1,637	1,629	1,628
Payable for custody fees	1,277	1,627	1,132	3,223
Payable for transfer agent fees and expenses	6,401	5,891	6,026	5,627
Payable to trustees	—	—	—	496
Variation margin payable	27,125	8,250	7,219	—
Accrued expenses	13,413	10,900	9,334	12,072
Accrued distribution fees	427	864	457	232
Total liabilities	63,945	41,653	715,514	725,164
NET ASSETS	$33,584,289	$42,472,477	$26,423,074	$86,091,086

NET ASSETS CONSIST OF:
Paid-in capital	$29,616,819	$39,947,668	$26,385,930	$77,931,360
Accumulated undistributed net investment income (loss)	40,226	(31,702)	(37,548)	(469,884)
Accumulated undistributed net realized gain (loss) on investments	161,215	(581,313)	(286,452)	(1,684,179)
Net unrealized appreciation on investments	2,983,774	2,891,967	375,974	10,313,789
Net unrealized appreciation (depreciation) on futures contracts	782,255	245,857	(14,830)	—
Net Assets	$33,584,289	$42,472,477	$26,423,074	$86,091,086

Class A Shares:
Net Assets	$400,078	$2,661,766	$103,256	$264,609
Shares issued and outstanding(1)	34,877	241,745	10,286	23,598
Net asset value, minimum offering price,
and redemption price per share	$11.47	$11.01	$10.04	$11.21
Maximum offering price per share(2)	$12.07	$11.59	$10.57	$11.80

Institutional Class Shares:
Net Assets	$33,184,211	$39,810,711	$26,319,818	$85,826,477
Shares issued and outstanding(1)	2,890,592	3,612,250	2,621,155	7,650,397
Net asset value, offering price, and redemption price per share	$11.48	$11.02	$10.04	$11.22

(1)	Unlimited shares authorized without par value.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.00%.

See Notes to the Financial Statements

ADVANTUS FUNDS

Statements of Operations (Unaudited)
For the Period Ended February 28, 2017

	Dynamic	Managed	Strategic	Strategic
	Managed	Volatility	Credit	Dividend
	Volatility Fund	Equity Fund	Income Fund	Income Fund
INVESTMENT INCOME:
Dividends from common stock	$145,612	$516,231	$33,999	$1,589,940
Less: Foreign taxes withheld	—	—	—	—
Net dividend income from common stock	145,612	516,231	33,999	1,589,940
Distributions received from master limited partnerships	—	—	—	416,106
Less: return of capital on distributions	—	—	—	(416,106)
Net distribution income from master limited partnerships	—	—	—	—
Interest income	203,840	6,684	302,847	60,663
Total investment income	349,452	522,915	336,846	1,650,603

EXPENSES:
Advisory fees (See note 5)	96,019	120,868	44,881	312,504
Fund administration & accounting fees (See note 5)	43,621	41,310	49,369	49,617
Federal & state registration fees	23,131	23,494	15,278	17,542
Transfer agent fees (See note 5)	19,688	21,921	18,029	25,172
Audit fees	9,494	8,414	8,951	8,951
Legal fees	5,249	5,249	5,249	5,249
Compliance fees (See note 5)	4,881	4,881	4,881	4,881
Trustee fees (See note 5)	4,229	4,322	4,322	3,833
Custody fees (See note 5)	3,614	4,075	4,087	11,996
Other	3,072	2,996	3,352	4,140
Postage & printing fees	1,717	1,728	1,675	2,711
Distribution fees – Class A (See note 6)	384	2,965	125	411
Total expenses before waiver/reimbursement	215,099	242,223	160,199	447,007
Less: Waiver/reimbursement by adviser	(133,468)	(136,985)	(102,370)	(50,758)
Net expenses	81,631	105,238	57,829	396,249
NET INVESTMENT INCOME	267,821	417,677	279,017	1,254,354

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(1,228)	—	(1,282)	69,108
Net realized gain on futures contracts	353,556	101,429	30,363	—
Net realized loss on purchased option contracts	(20,192)	(122,971)	—	—
Net realized gain on written option contracts	5,481	—	—	2,556
Net change in unrealized appreciation on investments	795,322	689,893	307,637	(1,072,973)
Net change in unrealized appreciation
(depreciation) on futures contracts	743,123	211,392	(16,216)	—
Net realized and unrealized gain (loss) on investments	1,876,062	879,743	320,502	(1,001,309)

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$2,143,883	$1,297,420	$599,519	$253,045

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Statements of Changes in Net Assets

	Six Months Ended	For the Period
	February 28, 2017	Inception through
	(Unaudited)	August 31, 2016(1)
OPERATIONS:
Net investment income	$267,821	$397,404
Net realized loss on investments	(1,228)	(7,969)
Net realized gain (loss) on futures contracts	353,556	(121,647)
Net realized gain (loss) on purchased option contracts	(20,192)	851
Net realized gain on written option contracts	5,481	—
Net change in unrealized appreciation of investments	795,322	2,188,452
Net change in unrealized appreciation on futures contracts	743,123	39,132
Net increase in net assets resulting from operations	2,143,883	2,496,223

CAPITAL SHARE TRANSACTIONS:
Class A:
Proceeds from shares sold	194,927	178,083
Proceeds from reinvestment of distributions	2,358	1,660
Payments for shares redeemed	(13,144)	—
Increase in net assets resulting from Class A transactions	184,141	179,743
Institutional Class:
Proceeds from shares sold	3,439,614	25,740,244
Proceeds from reinvestment of distributions	266,903	401,715
Payments for shares redeemed	(572,521)	(23,020)
Increase in net assets resulting from Institutional Class transactions	3,133,996	26,118,939
Net increase in net assets resulting from capital share transactions	3,318,137	26,298,682

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A	(2,358)	(1,470)
Institutional Class	(266,903)	(354,231)
From net realized gains
Class A	—	(190)
Institutional Class	—	(47,484)
Total distributions to shareholders	(269,261)	(403,375)

TOTAL INCREASE IN NET ASSETS	5,192,759	28,391,530

NET ASSETS:
Beginning of period	28,391,530	—
End of period, including accumulated undistributed
net investment income of $40,226 and $41,666, respectively.	$33,584,289	$28,391,530

(1)	Inception date of the Fund was September 28, 2015.

See Notes to the Financial Statements

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Statements of Changes in Net Assets

	Six Months Ended	For the Period
	February 28, 2017	Inception through
	(Unaudited)	August 31, 2016(1)
OPERATIONS:
Net investment income	$417,677	$317,532
Net realized gain on investments	—	26,787
Net realized gain (loss) on futures contracts	101,429	(586,558)
Net realized loss on purchased option contracts	(122,971)	—
Net change in unrealized appreciation of investments	689,893	2,202,074
Net change in unrealized appreciation on futures contracts	211,392	34,465
Net increase in net assets resulting from operations	1,297,420	1,994,300

CAPITAL SHARE TRANSACTIONS:
Class A:
Proceeds from shares sold	694,644	2,033,440
Proceeds from reinvestment of distributions	25,002	16,474
Payments for shares redeemed	(168,538)	(59,584)
Increase in net assets resulting from Class A transactions	551,108	1,990,330
Institutional Class:
Proceeds from shares sold	11,168,427	28,320,984
Proceeds from reinvestment of distributions	416,565	322,590
Payments for shares redeemed	(2,431,465)	(365,727)
Increase in net assets resulting from Institutional Class transactions	9,153,527	28,277,847
Net increase in net assets resulting from capital share transactions	9,704,635	30,268,177

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A	(25,458)	(15,256)
Institutional Class	(423,921)	(302,276)
From return of capital
Class A	—	(1,218)
Institutional Class	—	(23,926)
Total distributions to shareholders	(449,379)	(342,676)

TOTAL INCREASE IN NET ASSETS	10,552,676	31,919,801

NET ASSETS:
Beginning of period	31,919,801	—
End of period, including accumulated undistributed
net investment income (loss) of $(31,702) and $0, respectively.	$42,472,477	$31,919,801

(1)	Inception date of the Fund was September 28, 2015.

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2017	Year Ended
	(Unaudited)	August 31, 2016
OPERATIONS:
Net investment income	$279,017	$497,191
Net realized loss on investments	(1,282)	(267,849)
Net realized gain (loss) on futures contracts	30,363	(6,242)
Net change in unrealized appreciation of investments	307,637	187,144
Net change in unrealized appreciation (depreciation) on futures contracts	(16,216)	54
Net increase in net assets resulting from operations	605,000	410,298

CAPITAL SHARE TRANSACTIONS:
Class A(1):
Proceeds from shares sold	—	—
Proceeds from reinvestment of distributions	1,117	1,685
Payments for shares redeemed	—	—
Increase in net assets resulting from Class A transactions	1,117	1,685
Institutional Class:
Proceeds from shares sold	100,000	21,000
Proceeds from reinvestment of distributions	316,237	515,528
Payments for shares redeemed	—	(15,183,104)
Increase (decrease) in net assets resulting from Institutional Class transactions	416,237	(14,646,576)
Net increase (decrease) in net assets resulting from capital share transactions	417,354	(14,644,891)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A(1)	(1,117)	(1,686)
Institutional Class	(316,237)	(515,598)
Total distributions to shareholders	(317,354)	(517,284)

TOTAL INCREASE (DECREASE) IN NET ASSETS	705,000	(14,751,877)

NET ASSETS:
Beginning of period	25,723,555	40,475,432
End of period, including accumulated undistributed
net investment income (loss) of $(37,548) and $789, respectively.	$26,428,555	$25,723,555

(1)	Prior to December 29, 2016, Class A Shares were known as Investor Class Shares.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2017	Year Ended
	(Unaudited)	August 31, 2016
OPERATIONS:
Net investment income	$1,254,354	$1,698,509
Net realized gain (loss) on investments	69,108	(1,181,894)
Net realized loss on futures contracts	—	(425,097)
Net realized loss on purchased option contracts	—	(37,828)
Net realized gain on written option contracts	2,556	2,554
Net change in unrealized appreciation on investments	(1,072,973)	12,609,165
Net change in unrealized depreciation on futures contracts	—	(143,290)
Net increase in net assets resulting from operations	253,045	12,522,119

CAPITAL SHARE TRANSACTIONS:
Class A(1):
Proceeds from shares sold	52,682	130,001
Proceeds from reinvestment of distributions	2,900	16,336
Payments for shares redeemed	(168,328)	(150,612)
Decrease in net assets resulting from Class A transactions	(112,746)	(4,275)
Institutional Class:
Proceeds from shares sold	7,269,223	5,572,439
Proceeds from reinvestment of distributions	516,192	3,256,478
Payments for shares redeemed	(9,454,509)	(2,405,384)
Increase (decrease) in net assets resulting from Institutional Class transactions	(1,669,094)	6,423,533
Net increase (decrease) in net assets resulting from capital share transactions	(1,781,840)	6,419,258

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A(1)	(3,164)	(8,402)
Institutional Class	(892,270)	(2,287,001)
From net realized gains
Class A(1)	—	(15,330)
Institutional Class	—	(3,701,649)
Total distributions to shareholders	(895,434)	(6,012,382)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,424,229)	12,928,995

NET ASSETS:
Beginning of period	88,515,315	75,586,320
End of period, including distributions in excess of
net investment income of $(469,884) and $(828,804), respectively.	$86,091,086	$88,515,315

(1)	Prior to September 28, 2015, Class A shares were known as Investor Class shares.

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Financial Highlights

	Six Months Ended	For the Period
	February 28, 2017	Inception through
	(Unaudited)	August 31, 2016(1)
Class A

PER SHARE DATA:(2)
Net asset value, beginning of period	$10.81	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.09	0.13
Net realized and unrealized gain on investments	0.66	0.82
Total from investment operations	0.75	0.95

LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.12)
From net capital gains	—	(0.02)
Total distributions	(0.09)	(0.14)
Net asset value, end of period	$11.47	$10.81

TOTAL RETURN(3)(4)	6.97%	9.56%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$0.4	$0.2

Ratio of expenses to average net assets(5):
Before expense reimbursement(6)	1.70%	1.80%
After expense reimbursement(6)	0.80%	0.80%

Ratio of net investment income to average net assets(5):
Before expense reimbursement(6)	0.67%	0.37%
After expense reimbursement(6)	1.57%	1.37%

Portfolio turnover rate(4)	0%	36%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For a Class A Share outstanding for the entire period.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Does not include income and expenses of investment companies in which the Fund invests.
(6)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Financial Highlights

	Six Months Ended	For the Period
	February 28, 2017	Inception through
	(Unaudited)	August 31, 2016(1)
Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$10.81	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.10	0.16
Net realized and unrealized gain on investments	0.67	0.81
Total from investment operations	0.77	0.97

LESS DISTRIBUTIONS:
From net investment income	(0.10)	(0.14)
From net capital gains	—	(0.02)
Total distributions	(0.10)	(0.16)
Net asset value, end of period	$11.48	$10.81

TOTAL RETURN(3)	7.18%	9.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$33.2	$28.2

Ratio of expenses to average net assets(4):
Before expense reimbursement(5)	1.45%	1.55%
After expense reimbursement(5)	0.55%	0.55%

Ratio of net investment income to average net assets(4):
Before expense reimbursement(5)	0.91%	0.62%
After expense reimbursement(5)	1.81%	1.62%

Portfolio turnover rate(3)	0%	36%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Does not include income and expenses of investment companies in which the Fund invests.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Financial Highlights

	Six Months Ended	For the Period
	February 28, 2017	Inception through
	(Unaudited)	August 31, 2016(1)
Class A

PER SHARE DATA:(2)
Net asset value, beginning of period	$10.84	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.11	0.12
Net realized and unrealized gain on investments	0.17	0.86
Total from investment operations	0.28	0.98

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.13)
From net capital gains	—	—
From return of capital	—	(0.01)
Total distributions	(0.11)	(0.13)
Net asset value, end of period	$11.01	$10.85

TOTAL RETURN(3)(4)	2.64%	9.86%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$2.7	$2.0

Ratio of expenses to average net assets(6):
Before expense reimbursement(5)	1.54%	1.92%
After expense reimbursement(5)	0.80%	0.80%

Ratio of net investment income to average net assets(6):
Before expense reimbursement(5)	1.27%	0.16%
After expense reimbursement(5)	2.01%	1.28%

Portfolio turnover rate(4)	0%	15%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For a Class A Share outstanding for the entire period.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Does not include income and expenses of investment companies in which the Fund invests.

See Notes to the Financial Statements

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Financial Highlights

	Six Months Ended	For the Period
	February 28, 2017	Inception through
	(Unaudited)	August 31, 2016(1)
Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$10.85	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.12	0.15
Net realized and unrealized gain on investments	0.18	0.86
Total from investment operations	0.30	1.01

LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.15)
From net capital gains	—	—
From return of capital	—	(0.01)
Total distributions	(0.13)	(0.15)
Net asset value, end of period	$11.02	$10.86

TOTAL RETURN(3)	2.76%	10.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$39.8	$29.9

Ratio of expenses to average net assets(5):
Before expense reimbursement(4)	1.29%	1.67%
After expense reimbursement(4)	0.55%	0.55%

Ratio of net investment income to average net assets(5):
Before expense reimbursement(4)	1.52%	0.40%
After expense reimbursement(4)	2.26%	1.52%

Portfolio turnover rate(3)	0%	15%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Does not include income and expenses of investment companies in which the Fund invests.

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Financial Highlights

	Six Months Ended		For the Period
	February 28, 2017	Year Ended	Inception through
	(Unaudited)	August 31, 2016	August 31, 2015(1)
Class A

PER SHARE DATA:(2)
Net asset value, beginning of period	$9.93	$9.97	$10.04

INVESTMENT OPERATIONS:
Net investment income	0.10	0.15	0.04
Net realized and unrealized
gain (loss) on investments	0.12	(0.03)	(0.07)
Total from investment operations	0.22	0.12	(0.03)

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.16)	(0.04)
From net capital gains	—	—	—
Total distributions	(0.11)	(0.16)	(0.04)
Net asset value, end of period	$10.04	$9.93	$9.97

TOTAL RETURN(3)(4)	2.22%	1.29%	(0.27)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$0.1	$0.1	$0.1

Ratio of expenses to average net assets:
Before expense reimbursement(5)	1.50%	1.51%	1.31%
After expense reimbursement(5)	0.70%	0.70%	0.70%

Ratio of net investment income to average net assets:
Before expense reimbursement(5)	1.13%	0.79%	0.52%
After expense reimbursement(5)	1.93%	1.60%	1.13%

Portfolio turnover rate(4)	135%	96%	119%

(1)	Inception date of Class A was May 1, 2015.
(2)	For a Class A Share outstanding for the entire period. Prior to December 29, 2016, Class A Shares were known as Investor Class Shares.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS STRATEGIC CREDIT INCOME FUND

Financial Highlights

	Six Months Ended		For the Period
	February 28, 2017	Year Ended	Inception through
	(Unaudited)	August 31, 2016	August 31, 2015(1)
Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$9.93	$9.98	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.11	0.17	0.09
Net realized and unrealized
gain (loss) on investments	0.12	(0.04)	(0.02)
Total from investment operations	0.23	0.13	0.07

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.18)	(0.09)
From net capital gains	—	—	—
Total distributions	(0.12)	(0.18)	(0.09)
Net asset value, end of period	$10.04	$9.93	$9.98

TOTAL RETURN(3)	2.35%	1.45%	0.71%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$26.3	$25.6	$40.4

Ratio of expenses to average net assets:
Before expense reimbursement(4)	1.25%	1.26%	1.06%
After expense reimbursement(4)	0.45%	0.45%	0.45%

Ratio of net investment income to average net assets:
Before expense reimbursement(4)	1.38%	1.04%	0.77%
After expense reimbursement(4)	2.18%	1.85%	1.38%

Portfolio turnover rate(3)	135%	96%	119%

(1)	Inception date of the Institutional Class was December 16, 2014.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Financial Highlights

	Six Months Ended		For the Period
	February 28, 2017	Year Ended	Inception through
	(Unaudited)	August 31, 2016	August 31, 2015(1)
Class A

PER SHARE DATA:(2)
Net asset value, beginning of period	$11.27	$10.45	$11.53

INVESTMENT OPERATIONS:
Net investment income	0.13	0.21	0.16
Net realized and unrealized
gain (loss) on investments
and translations of foreign currency	(0.08)	1.40	(0.60)
Total from investment operations	0.05	1.61	(0.44)

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.28)	(0.18)
From net capital gains	—	(0.51)	(0.46)
Total distributions	(0.11)	(0.79)	(0.64)
Net asset value, end of period	$11.21	$11.27	$10.45

TOTAL RETURN(3)(4)	0.40%	16.40%	(4.28)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$0.3	$0.4	$0.4

Ratio of expenses to average net assets:
Before expense reimbursement(5)	1.32%	1.34%	1.32%
After expense reimbursement(5)	1.20%	1.20%	1.20%

Ratio of net investment income to average net assets:
Before expense reimbursement(5)	2.64%	1.74%	1.59%
After expense reimbursement(5)	2.76%	1.88%	1.71%

Portfolio turnover rate(4)	46%	82%	73%

(1)	Inception date of Class A was December 16, 2014.
(2)	For a Class A Share outstanding for the entire period. Prior to September 28, 2015, Class A Shares were known as Investor Class Shares.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Financial Highlights

	Six Months
	Ended				For the Period
	February 28,	Year Ended	Year Ended	Year Ended	Inception Through
	2017	August 31,	August 31,	August 31,	August 31,
	(Unaudited)	2016	2015	2014	2013(1)

Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$11.27	$10.46	$11.91	$10.22	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.16	0.24	0.23	0.34	0.29
Net realized and unrealized
gain (loss) on investments
and translations of foreign currency	(0.09)	1.39	(0.94)	1.90	0.24
Total from investment operations	0.07	1.63	(0.71)	2.24	0.53

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.31)	(0.28)	(0.32)	(0.31)
From net capital gains	—	(0.51)	(0.46)	(0.23)	— (3)
Total distributions	(0.12)	(0.82)	(0.74)	(0.55)	(0.31)
Net asset value, end of period	$11.22	$11.27	$10.46	$11.91	$10.22

TOTAL RETURN(4)	0.63%	16.59%	(6.42)%	22.78%	5.23%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$85.8	$88.1	$75.2	$86.5	$60.2

Ratio of expenses to average net assets:
Before expense reimbursement(5)	1.07%	1.09%	1.07%	1.07%	1.22%
After expense reimbursement(5)	0.95%	0.95%	0.95%	0.95%	0.95%

Ratio of net investment income
to average net assets:
Before expense reimbursement(5)	2.89%	1.99%	1.85%	2.99%	2.79%
After expense reimbursement(5)	3.01%	2.13%	1.97%	3.11%	3.06%

Portfolio turnover rate(4)	46%	82%	73%	65%	37%
(1)	Inception date of the Institutional Class was September 12, 2012.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited)
February 28, 2017

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Advantus Dynamic Managed Volatility Fund (“Dynamic Managed Volatility Fund”), the Advantus Managed Volatility Equity Fund (“Managed Volatility Equity Fund”), the Advantus Strategic Credit Income Fund (“Strategic Credit Income Fund”), and Advantus Strategic Dividend Income Fund (“Strategic Dividend Income Fund”) (or collectively, “the Funds”) are each a diversified series with their own investment objectives and policies within the Trust.

The Dynamic Managed Volatility Fund seeks to maximize risk-adjusted total returns relative to its blended benchmark index, comprised of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Index. The Dynamic Managed Volatility Fund seeks to achieve its investment objective by investing in other funds and directly in securities, while using hedging techniques to manage portfolio risk and volatility. The Dynamic Managed Volatility Fund achieves its equity exposure by investing primarily in equity securities or in exchange-traded funds (“ETFs”) that invest in equity securities.  The Dynamic Managed Volatility Fund achieves its fixed income exposure by investing primarily in fixed income securities that are investment-grade corporate bonds, ETFs that invest in investment-grade fixed income securities, exchange traded notes (“ETNs”), interest rate swaps, treasury and interest rate futures, or other instruments that have characteristics similar to the fixed income securities included in the Barclays U.S. Aggregate Index. The Dynamic Managed Volatility Fund commenced operations on September 28, 2015. The Dynamic Managed Volatility Fund currently offers two classes of shares: Class A and Institutional Class. Class A shares may be subject to a front-end sales charge of up to 5%. Class A shares are also subject to a 12b-1 fee of up to 0.25% of daily average net assets.

The Managed Volatility Equity Fund seeks to maximize risk-adjusted returns relative to its blended benchmark index, comprised of 60% S&P 500® Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Barclays U.S. 3 Month Treasury Bellwether Index. The Managed Volatility Equity Fund seeks to achieve its investment objective by investing in other funds or directly in securities while using hedging techniques to manage portfolio risk and volatility. Under normal market conditions, the Managed Volatility Equity Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Equity securities include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. Over time, the Managed Volatility Equity Fund will target an approximate 85% equity exposure and 15% cash or cash equivalent exposure. The Managed Volatility Equity Fund will generally seek to invest in ETFs that invest in equity securities whose prices are less volatile than the equity markets as a whole. The Managed Volatility Equity Fund commenced operations on September 28, 2015. Class A shares may be subject to a front-end sales charge of up to 5%. Class A shares are also subject to a 12b-1 fee of up to 0.25% of daily average net assets.

The Strategic Credit Income Fund seeks to maximize risk-adjusted total returns relative to the Bloomberg Barclays U.S. Aggregate Bond Index.  The Strategic Credit Income Fund seeks to achieve its objective by investing at least 80% of net assets (plus any borrowings for investment purposes) in a portfolio of fixed income securities.  Advantus Capital Management, Inc. (the “Adviser”) may also invest up to (i) 40% of the Strategic Credit Income Fund’s total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Adviser (also known as “junk bonds”).  Of the Strategic Credit Income Fund’s investments in below grade investment securities, up to 20% of its total assets may be invested in securities rated B or below, and up to 10% may be invested in securities rated CCC or below.  The Strategic Credit Income Fund may invest up to 25% of its total assets in non-U.S. issuers, of which no more than 25% of its total assets may be invested in securities denominated in foreign currencies.  Prior to December 29, 2016, the Strategic Credit

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2017

Income Fund had a different investment objective and principal investment strategies  The Strategic Credit Income Fund commenced operations on December 16, 2014.  The Strategic Credit Income Fund currently offers two classes of shares: the Class A and Institutional Class.  Class A shares are subject to a 12b-1 fee of up to 0.25% of daily average net assets.

The investment objective of the Strategic Dividend Income Fund is above average income and long-term growth of capital.  The Strategic Dividend Income Fund seeks to achieve its objective by investing primarily in dividend-paying equity securities, including common and preferred stocks of utilities, infrastructure-related, real estate-related and other companies.  Typically, the Adviser allocates 40% or more of the Strategic Dividend Income Fund’s total assets to real estate securities. The Strategic Dividend Income Fund may also invest up to 25% of its total assets in the securities of master limited partnerships (“MLPs”). In addition, the Adviser may invest in exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), Treasury inflated-protected securities (“TIPS”), futures, and may write covered calls to accomplish one or more of the following: manage inflation or volatility, increase income, or gain market exposure. The Fund commenced operations on September 12, 2012. The Strategic Dividend Income Fund currently offers two classes of shares, the Class A and Institutional Class.  Class A shares are subject to a 12b-1 fee of up to 0.25% of daily average net assets.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – Each of the Funds complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of and during the period ended February 28, 2017, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended February 28, 2017, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  During the period ended February 28, 2017, the Funds did not incur any interest or penalties.  The Funds are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income and Distributions – The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method of calculation.

The Strategic Credit Income Fund will declare daily and pay monthly distributions of net investment income.  The Dynamic Managed Volatility Fund, Managed Volatility Equity Fund, and Strategic Dividend Income Fund will make distributions of net investment income quarterly.  Any net realized long term or short term capital gains on sales of

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2017

the Funds’ securities are distributed to shareholders at least annually. Distributions from net realized gains for book purposes may include short term capital gains. All short term capital gains are included in ordinary income for tax purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes, such as differing book and tax treatments of MLP and Real Estate Investment Trust (“REIT”) investments, derivatives and the deferral of wash sales.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Distributions received from the Strategic Dividend Income Fund’s investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs. The Strategic Dividend Income Fund allocates distributions between investment income and return of capital based on estimates.  Such estimates are based on information provided by each MLP and other industry sources.  These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Strategic Dividend Income Fund.

Distributions received from the Strategic Dividend Income Fund’s investments in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year.  The Strategic Dividend Income Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to Strategic Dividend Income Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Strategic Dividend Income Fund shareholder may represent a return of capital.

Futures Contracts and Options on Futures Contracts – The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds use futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. In addition, the Funds earmark liquid securities as collateral when purchasing or selling futures contracts to comply with Trust policies. Subsequent payments (variation margin) are made or received by the Funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.  Please refer to Note 4 for more information on derivatives.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2017

income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnifications – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.  In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties.  The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur.  However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Class A shares.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Fund will not hold more than 15% of the value of its net assets in illiquid securities.  At February 28, 2017, the Strategic Credit Income Fund had investments in illiquid securities with a total value of $879,988 or 3.33% of total net assets.  At February 28, 2017, the Dynamic Managed Volatility Fund, the Managed Volatility Equity Fund and the Strategic Dividend Income Fund did not hold any illiquid securities.

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2017

Information concerning illiquid securities held in the Strategic Credit Income Fund is as follows:

Security	Par/Shares	Dates Acquired	Cost Basis
Exeter Automobile Receivables Trust
Series 15-2A, Class C	$150,000	10/2016	$151,773
Flagship Credit Auto Trust
Series 16-1, Class D	300,000	2/2017	328,132
Hill-Rom Holdings	200,000	2/2017	200,096
Mallinckrodt Pharmaceuticals	200,000	2/2017	195,507

3.  SECURITIES VALUATION

The Funds have adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical assets or liabilities.

Level 2 –
Observable inputs other than quoted prices included in Level 1.  These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Significant unobservable inputs for the asset or liability, representing the Funds’ view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, preferred stocks, MLP’s and REITs that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.  If the market for a particular security is not active, and the mean between bid and ask is used, these securities are categorized in Level 2 of the fair value hierarchy.

Exchange Traded Funds – Exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2017

Corporate and Municipal Bonds – Corporate and Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued by an independent pricing service using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Mortgage and Asset Backed Securities – Mortgage and asset backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities.  These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available.  Mortgage and asset backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments – Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2017

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of February 28, 2017:

Dynamic Managed Volatility Fund	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$14,398,674	$—	$—	$14,398,674
Corporate Bonds	—	8,707,279	—	8,707,279
Short-Term Investment	7,352,787	—	—	7,352,787
U.S. Government Security	—	2,198,669	—	2,198,669
Mortgage Backed Security	—	782,263	—	782,263
Purchased Put Options	3,766	—	—	3,766
Purchased Call Options	650	—	—	650
Total investments in securities	$21,755,877	$11,688,211	$—	$33,444,088

As of February 28, 2017, the Fund’s investments in other financial instruments* were classified as follows:

Long Futures Contracts	$781,909	$—	$—	$781,909
Short Futures Contracts	346	—	—	346
Written Put Options	(378)	—	—	(378)
Total Other Financial Instruments	$781,877	$—	$—	$781,877

Managed Volatility Equity Fund	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$38,448,611	$—	$—	$38,448,611
Short Term Investment	3,887,954	—	—	3,887,954
Purchased Call Options	28,500	—	—	28,500
Total investments in securities	$42,365,065	$—	$—	$42,365,065

As of February 28, 2017, the Fund’s investments in other financial instruments* were classified as follows:

Long Futures Contracts	$245,857	$—	$—	$245,857

Strategic Credit Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$17,144,835	$—	$17,144,835
Exchange Traded Funds	2,724,771	—	—	2,724,771
Asset Backed Securities	—	1,955,992	—	1,955,992
U.S. Government Securities	—	1,811,291	—	1,811,291
Mortgage Backed Securities	—	1,729,132	—	1,729,132
Short Term Investment	739,190	—	—	739,190
Preferred Stocks	342,550	285,575	—	628,125
Total investments in securities	$3,806,511	$22,926,825	$—	$26,733,336

As of February 28, 2017, the Fund’s investments in other financial instruments* were classified as follows:

Long Futures Contracts	$(1,201)	$—	$—	$(1,201)
Short Futures Contracts	(13,629)	—	—	(13,629)
Total Other Financial Instruments	$(14,830)	$—	$—	$(14,830)

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2017

Strategic Dividend Income Fund	Level 1	Level 2	Level 3	Total
REIT Common Stocks	$39,784,004	$—	$—	$39,784,004
Other Common Stocks	13,471,675	—	—	13,471,675
Master Limited Partnerships	12,987,321	—	—	12,987,321
U.S. Government Securities	—	7,709,187	—	7,709,187
REIT Preferred Stocks	7,482,511	—	—	7,482,511
Corporate Bonds	—	1,991,531	—	1,991,531
Short Term Investment	1,243,802	—	—	1,243,802
Other Preferred Stock	710,533	—	—	710,533
Closed End Fund	501,484	—	—	501,484
Exchange Traded Fund	374,136	—	—	374,136
Total investments in securities	$76,555,466	$9,700,718	$—	$86,256,184

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are presented at the unrealized appreciation (depreciation) on the investment.

Refer to each Fund’s Schedule of Investments for additional industry information.  Transfers between levels are recognized at the end of the reporting period.  During the period ended February 28, 2017, the Dynamic Managed Volatility Fund, Managed Volatility Equity Fund, Strategic Credit Income Fund, and the Strategic Dividend Income Fund recognized no transfers between levels.  As of February 28, 2017, the Funds did not hold anyLevel 3 securities.

4.  DERIVATIVES TRANSACTIONS

The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Funds may use are options, futures contracts and options on futures contracts and other derivative securities. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about each Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on each Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2017

For the period ended February 28, 2017, the Funds’ average monthly notional values are as follows:

	Purchased	Written	Long	Short
	Option	Option	Futures	Futures
Fund	Contracts	Contracts	Contracts	Contracts
Dynamic Managed Volatility Fund	$9,031	$(852)	$9,507,629	$(2,149,349)
Managed Volatility Equity Fund	21,694	—	3,284,190	—
Strategic Credit Income Fund	—	—	3,804,508	(923,995)

Transactions in written options contracts for the period ended February 28, 2017, are as follows:

	Dynamic Managed Volatility Fund		Strategic Dividend Income Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Beginning Balance	—	$—	—	$—
Options written	(56)	(11,122)	(10)	(2,556)
Options closed	—	—	—	—
Options expired	—	—	10	2,556
Option exercised	28	5,844	—	—
Outstanding at February 28, 2017	(28)	$(5,278)	—	$—

As of February 28, 2017, the Dynamic Managed Volatility Fund held 21 long equity contracts for delivery in March 2017 and 17 short interest future contracts for delivery in June 2017. The Dynamic Managed Volatility Fund has recorded an unrealized gain of $782,255 as of February 28, 2017, related to these contracts. The Managed Volatility Equity Fund held 30 long equity contracts for delivery in March 2017. The Managed Volatility Equity Fund has recorded an unrealized gain of $245,857 as of February 28, 2017, related to these contracts. The Strategic Credit Income Fund held 46 long interest future contracts for delivery in June 2017 and 9 short interest future contracts for delivery in June 2017. The Strategic Credit Income Fund has recorded a net unrealized loss of $(14,830) as of February 28, 2017, related to these contracts.

The locations on the Statements of Assets and Liabilities of the Funds’ derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2017

Values of Derivative Instruments as of February 28, 2017 on the Statements of Assets and Liabilities:

Dynamic Managed Volatility Fund

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Net Assets –	Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
Equity Contracts – Futures	futures contracts	$781,909	futures contracts	$—
Interest Rate Contracts – Futures		346		—
	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
Equity Contracts – Purchased Options	investments	—	investments	(32,858)
Equity Contracts – Written Options		—		(4,900)
Total		$782,255		$(37,758)

Managed Volatility Equity Fund

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
Equity Contracts – Futures	futures contracts	$245,857	futures contracts	$—
Total		$245,857		$—

Strategic Credit Income Fund

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
Interest Rate Contracts – Futures	futures contracts	$—	futures contracts	$(14,830)
Total		$—		$(14,830)

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2017

The effect of Derivative Instruments on the Statements of Operations for the period ended February 28, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Dynamic Managed Volatility Fund			Managed Volatility Equity Fund
Derivatives not accounted for as		Purchased	Written		Purchased	Written
hedging instruments under ASC 815	Futures	Options	Options	Futures	Options	Options
Equity Contracts	$353,556	$(20,192)	$5,481	$101,429	$(122,971)	$—
Total	$353,556	$(20,192)	$5,481	$101,429	$(122,971)	$—

	Strategic Credit Income Fund		Strategic Dividend Income Fund
Derivatives not accounted for as				Purchased	Written
hedging instruments under ASC 815	Futures	Written Options	Futures	Options	Options
Interest Rate Contracts	$30,363	$—	$—	$—	$—
Equity Contracts	—	—	—	—	2,556
Total	$30,363	$—	$—	$—	$2,556

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Dynamic Managed Volatility Fund		Managed Volatility Equity Fund
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Written Options	Futures	Written Options
Interest Rate Contracts	$742,777	$—	$—	$—
Equity Contracts	346	4,900	211,392	—
Total	$743,123	$4,900	$211,392	$—

			Strategic Credit Income Fund
Derivatives not accounted for as
hedging instruments under ASC 815			Futures	Written Options
Interest Rate Contracts			$(16,216)	$—
Total			$(16,216)	$—

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2017
Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of February 28, 2017.

Dynamic Managed Volatility Fund
Gross Amounts Not Offset in
Statement of Assets and Liabilities
		Gross	Net Amounts
		Amounts	of Assets
		Offset in	Presented
	Gross	Statement of	in Statement		Cash
	Amounts	Assets and	of Assets and	Financial	Collateral	Net
Assets:	Recognized	Liabilities	Liabilities	Instruments	Pledged	Amount
Futures Contracts	$375	$(375)	$—	$—	$—	$—

Liabilities:
Futures Contracts	$27,500	$(375)	$27,125	$—	$—	$27,125
Written Options Contracts	$378	$—	$378	$—	$378	$—

Managed Volatility Equity Fund
Gross Amounts Not Offset in
Statement of Assets and Liabilities
		Gross	Net Amounts
		Amounts	of Assets
	Gross	Offset in	Presented
	Amounts of	Statement of	in Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Futures Contracts	$8,250	$—	$(8,250)	$8,250	$—	$—

Strategic Credit Income Fund
Gross Amounts Not Offset in
Statement of Assets and Liabilities
		Gross	Net Amounts
		Amounts	of Assets
	Gross	Offset in	Presented
	Amounts of	Statement of	in Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Futures Contracts	$7,219	$—	$7,219	$7,219	$—	$—

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, each fund manages its cash collateral and securities collateral on a counterparty basis.  As of February 28, 2017, the Funds did not enter into any netting agreements which would require any portfolio securities to be netted.

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2017

5.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
Dynamic Managed Volatility Fund	0.65%
Managed Volatility Equity Fund	0.65%
Strategic Credit Income Fund	0.35%
Strategic Dividend Income Fund	0.75%

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) based upon the average daily net assets of the Funds do not exceed the following annual rates:

Fund	Class A	Institutional Class
Dynamic Managed Volatility Fund	0.80%	0.55%
Managed Volatility Equity Fund	0.80%	0.55%
Strategic Credit Income Fund	0.70%	0.45%
Strategic Dividend Income Fund	1.20%	0.95%

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Funds’ prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board.  During the period ended February 28, 2017, the Adviser did not recoup any previously waived fees.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Fund	8/31/2017	8/31/2018	8/31/2019	8/31/2020
Dynamic Managed Volatility Fund	$—	$—	$244,455	$133,468
Managed Volatility Equity Fund	—	—	235,317	136,985
Strategic Credit Income Fund	—	157,852	217,199	102,370
Strategic Dividend Income Fund	87,230	98,887	114,838	50,758

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2017

an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the period ended February 28, 2017 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

Minnesota Mutual Companies, Inc. (“Minnesota Life”) is the parent company of the Adviser.  Minnesota Life performs sub-transfer agency services for the Dynamic Managed Volatility Fund and the Strategic Dividend Income Fund.  As compensation for its services, Minnesota Life is entitled to a monthly fee at an annual rate based upon the average value of the shareholder accounts it services.  For the period ended February 28, 2017, the Dynamic Managed Volatility Fund and the Strategic Dividend Income Fund paid $80 and $2,564, respectively, to Minnesota Life.

6.  DISTRIBUTION COSTS

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Class A.  The Plan permits Funds to pay for distribution and related expenses at an annual rate of 0.25% of the Class A average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds.  Payments made pursuant to the Plan will represent reimbursement for distribution and service activities.  For the periods ended February 28, 2017, the Funds incurred the following expenses pursuant to the plan:

Fund	Amount
Dynamic Managed Volatility Fund	$384
Managed Volatility Equity Fund	2,965
Strategic Credit Income Fund	125
Strategic Dividend Income Fund	411

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2017

7.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Dynamic Managed Volatility Fund		Managed Volatility Equity Fund
	For the	For the Period	For the	For the Period
	Period Ended	Inception through	Period Ended	Inception through
	February 28, 2017	August 31, 2016(1)	February 28, 2017	August 31, 2016(2)
Class A:
Shares sold	18,267	17,465	65,594	193,696
Shares issued to holders in
reinvestment of dividends	217	159	2,357	1,553
Shares redeemed	(1,231)	—	(15,895)	(5,560)
Increase in Class A
shares outstanding	17,253	17,624	52,056	189,689
Institutional Class:
Shares sold	311,420	2,571,759	1,049,384	2,755,986
Shares issued to holders in
reinvestment of dividends	24,610	38,625	39,214	30,498
Shares redeemed	(53,594)	(2,228)	(228,578)	(34,254)
Increase in Institutional Class
shares outstanding	282,436	2,608,156	860,020	2,752,230
Net increase in shares outstanding	299,689	2,625,780	912,076	2,941,919

(1)	Inception date of the Dynamic Managed Volatility Fund was September 28, 2015.
(2)	Inception date of the Managed Volatility Equity Fund was September 28, 2015.

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2017

	Strategic Credit Income Fund		Strategic Dividend Income Fund
	For the	For the	For the	For the
	Period Ended	Year Ended	Period Ended	Year Ended
	February 28, 2017	August 31, 2016	February 28, 2017	August 31, 2016
Class A(3):
Shares sold	—	—	4,755	11,551
Shares issued to holders in
reinvestment of dividends	112	171	264	1,617
Shares redeemed	—	—	(15,460)	(14,518)
Increase (decrease) in Class A
shares outstanding	112	171	(10,441)	(1,350)
Institutional Class:
Shares sold	10,040	2,125	668,509	522,503
Shares issued to holders in
reinvestment of dividends	31,767	52,074	46,978	321,788
Shares redeemed	—	(1,521,554)	(884,141)	(218,606)
Increase (decrease) in Institutional
Class shares outstanding	41,807	(1,467,355)	(168,654)	625,685
Net increase (decrease) in
shares outstanding	41,919	(1,467,184)	(179,095)	624,335

(3)	Prior to December 29, 2016, Class A Shares were known as Investor Class Shares.

8.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Funds for the periods ended February 28, 2017, were as follows:

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
Dynamic Managed Volatility Fund	$—	$—	$—	$308
Managed Volatility Equity Fund	—	—	9,213,238	—
Strategic Credit Income Fund	11,357,598	12,935,469	23,487,949	21,301,744
Strategic Dividend Income Fund	1,076,888	—	35,669,909	38,067,721

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2017

9.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at August 31, 2016, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross	Net	Income
Fund	Appreciation	Depreciation	Appreciation	Tax Cost
Dynamic Managed Volatility Fund	$2,188,452	$—	$2,188,452	$26,135,237
Managed Volatility Equity Fund	2,241,761	(72,976)	2,168,785	30,209,615
Strategic Credit Income Fund	146,715	(78,378)	68,337	25,577,676
Strategic Dividend Income Fund	11,749,153	(1,367,253)	10,381,900	78,127,136

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of wash sale losses and tax partnership basis adjustments outstanding for the Strategic Dividend Income Fund.

At August 31, 2016, the most recently completed fiscal year end, components of distributable earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Fund	Income	Capital Gains	Losses	Appreciation	Earnings
Dynamic Managed Volatility Fund	$41,666	$—	$(137,270)	$2,188,452	$2,092,848
Managed Volatility Equity Fund	—	—	(492,017)	2,168,785	1,676,768
Strategic Credit Income Fund	789	—	(314,147)	68,337	(245,021)
Strategic Dividend Income Fund	24,320	—	(1,604,105)	10,381,900	8,802,115

As of August 31, 2016, the Managed Volatility Equity Fund, Short Duration Bond Fund, and Strategic Dividend Income Fund had short-term capital loss carryovers of $160,761, $303,237, and $1,517,123, respectively, and long-term capital loss carryovers of $331,256, $10,910, and $86,982, respectively, which will be permitted to be carried over for an unlimited period.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, 2015, respectively. For the taxable year ended August 31, 2016, the Dynamic Managed Volatility Fund deferred, on a tax basis, post-October losses of $137,270.  The Managed Volatility Equity Fund, Strategic Credit Income Fund, and the Strategic Dividend Income Fund did not defer any qualified late year losses.

For the period ended February 28, 2017, the Funds paid the following distributions to shareholders:

	Ordinary	Long Term
Fund	Income*	Capital Gains**	Total
Dynamic Managed Volatility Fund	$269,261	$—	$269,261
Managed Volatility Equity Fund	449,379	—	449,379
Strategic Credit Income Fund	317,354	—	317,354
Strategic Dividend Income Fund	895,434	—	895,434

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2017

For the period ended August 31, 2016, the Funds paid the following distributions to shareholders:

	Ordinary	Return of	Long Term
Fund	Income*	Capital	Capital Gains**	Total
Dynamic Managed Volatility Fund	$378,559	$—	$24,816	$403,375
Managed Volatility Equity Fund	317,532	25,144	—	342,676
Strategic Credit Income Fund	517,284	—	—	517,284
Strategic Dividend Income Fund	4,163,755	—	1,848,627	6,012,382

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates long term capital gain dividends pursuant to Sec. 852(b)(3)(C).

10. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of February 28, 2017, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Dynamic Managed Volatility Fund	Minnesota Life Insurance Company	92.6%
Managed Volatility Equity Fund	Minnesota Life Insurance Company	59.8%
Managed Volatility Equity Fund	Pershing LLC	40.0%
Strategic Credit Income Fund	Minnesota Life Insurance Company	59.7%
Strategic Credit Income Fund	Advantus Capital Management	39.6%
Strategic Dividend Income Fund	Minnesota Life Insurance Company	37.6%
Strategic Dividend Income Fund	Comerica Bank (FBO)	26.5%

11. SUBSEQUENT EVENTS

On March 30, 2017, the Dynamic Managed Volatility Fund paid an income distribution to the Class A in the amount of $1,216 or $0.0354 per share and to the Institutional Class in the amount of $122,502 or $0.0423 per share.

On March 30, 2017, the Managed Volatility Equity Fund paid an income distribution to the Class A in the amount of $3,105 or $0.0138 per share and to the Institutional Class in the amount of $75,495 or $0.0208 per share.

On March 30, 2017, the Strategic Dividend Income Fund paid an income distribution to the Class A in the amount of $1,395 or $0.0622 per share and to the Institutional Class in the amount of $535,405 or $0.0700 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

ADVANTUS FUNDS

Additional Information (Unaudited)
February 28, 2017

APPROVAL OF INVESTMENT ADVISORY AGREEMENT –
ADVANTUS CAPITAL MANAGEMENT, INC.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 21-22, 2017, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Advantus Capital Management, Inc. (“Advantus” or the “Adviser”) regarding the Advantus Strategic Dividend Income Fund, the Advantus Strategic Credit Income Fund, Advantus Dynamic Managed Volatility Fund and Advantus Managed Volatility Equity Fund (each, a “Fund,” and together, the “Funds”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 9, 2017, the Trustees received and considered information from Advantus and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by Advantus with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Advantus; (3) the costs of the services provided by Advantus and the profits realized by Advantus from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fees for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Advantus resulting from its relationship with the Funds.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Fund.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Advantus, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Advantus set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Advantus performs, investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Advantus provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing each Fund’s assets consistent with its investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of, and the timing of such

ADVANTUS FUNDS

Additional Information (Unaudited) – Continued
February 28, 2017

transactions; (3) voting all proxies with respect to the Funds’ portfolio securities; (4) maintaining the required books and records for transactions effected by Advantus on behalf of the Funds; (5) selecting broker-dealers to execute orders on behalf of the Funds; and (6) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust, and with applicable securities laws.  The Trustees noted Advantus’ strong capitalization and the fact that it is a wholly-owned subsidiary of Securian Financial Group, Inc., and Advantus’ significant assets under management, exceeding $36 billion as of September 30, 2016.  The Trustees also considered each portfolio manager’s experience managing the types of securities in which their respective Fund invests.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Advantus provides to the Funds under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Advantus.  In assessing the quality of the portfolio management delivered by Advantus, the Trustees considered the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to one or more appropriate securities benchmark indices, each Fund’s respective peer funds according to Morningstar classifications, and each Fund’s respective composite of separate accounts that Advantus manages utilizing similar investment strategies as that of the Fund. When comparing each Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from the funds in the peer group.

•
Advantus Strategic Credit Income Fund.  The Trustees considered that prior to December 29, 2016, the Fund was named the Advantus Short Duration Bond Fund and operated with a different investment objective and principal investment strategies. The Trustees noted the Fund’s performance, with regard to its Morningstar peer group, was in the forty-second percentile and fifty-sixth percentile, respectively, for the year-to-date and one-year periods ended October 31, 2016.  The Trustees further noted that the Fund outperformed its benchmark index for the same time periods. In addition, the Trustees observed that the Fund’s performance appeared to be in line with the performance of the composite of accounts that Advantus manages utilizing a similar investment strategy to that of the Fund. The Trustees also took into account that the Fund achieved a positive return since its inception on December 16, 2014 through December 31, 2016. The Trustees noted, however, that the performance of the Advantus Short Duration Bond Fund relative to its Morningstar peer group and benchmark was of limited value given the change in the Fund’s investment objective and principal investment strategies.

•
Advantus Strategic Dividend Income Fund.  The Trustees considered that the Fund’s performance, with regard to its Morningstar peer group, was in the first percentile for the year-to-date and one-year periods ended October 31, 2016, and the fourth percentile for the three-year period ended October 31, 2016.  The Trustees also noted that the Fund outperformed its S&P 500 benchmark and secondary custom blended benchmark for the year-to-date and one-year periods ended October 31, 2016, but underperformed the benchmarks for the three-year period ended October 31, 2016. The Trustees noted that the custom blended benchmark is more representative of the Fund’s investment strategy than the S&P 500. The Trustees also took into account that the Fund achieved a positive return since its September 12, 2012 inception through December 31, 2016.  In addition, the Trustees observed that the Fund’s performance was closely aligned, over all relevant time periods, with the performance of the composite of accounts that Advantus manages utilizing a similar investment strategy to that of the Fund.

ADVANTUS FUNDS

Additional Information (Unaudited) – Continued
February 28, 2017

•
Advantus Dynamic Managed Volatility Fund.  The Trustees considered that the Fund’s performance, with regard to its Morningstar peer group, was in the seventeenth percentile and twelfth percentile, respectively, for the year-to-date and one-year periods ended October 31, 2016. The Trustees also noted that the Fund underperformed the S&P 500 benchmark and its custom blended index for the year-to-date and one-year periods ended October 31, 2016.  The Trustees also took into account that the Fund achieved a positive return from its September 29, 2015 inception through December 31, 2016. In addition, the Trustees observed that the Fund’s performance was closely aligned, over all relevant time periods, with the performance of the composite of accounts that Advantus manages utilizing a similar investment strategy to that of the Fund.

•
Advantus Managed Volatility Equity Fund.  The Trustees considered that the Fund’s performance, with regard to its Morningstar peer group, was in the twenty-eighth percentile and fifteenth percentile, respectively, for the year-to-date and one-year periods ended October 31, 2016. The Trustees also noted that the Fund underperformed the S&P 500 benchmark and its custom blended index for the year-to-date and one-year periods ended October 31, 2016.  The Trustees also took into account that the Fund achieved a positive return from its September 29, 2015 inception through December 31, 2016. In addition, the Trustees observed that the Managed Volatility Fund’s performance was closely aligned, over all relevant time periods, with the performance of the composite of accounts that Advantus manages utilizing a similar investment strategy to that of the Fund.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fees that each Fund pays to Advantus under the Investment Advisory Agreement, as well as Advantus’ profitability from services that it rendered to the Funds during the 12 month period ended June 30, 2016.  The Trustees also considered the effect of an expense limitation agreement on Advantus’ compensation and that Advantus has contractually agreed to reduce its advisory fees and, if necessary, reimburse each Fund for operating expenses, as specified in each Fund’s prospectus.  The Trustees took into account that while the management fees that Advantus charges to separately managed accounts with similar investments strategies to those of the Advantus Strategic Dividend Income Fund, Advantus Dynamic Managed Volatility Fund and Advantus Managed Volatility Equity Fund are generally equal to or lower, depending on asset levels, than the advisory fee for the corresponding Fund, Advantus has additional responsibilities with respect to each Fund that justifies the higher fees. The Trustees noted that these additional responsibilities include more frequent trading and cash management stemming from the Funds’ daily subscriptions and redemptions, additional legal and regulatory compliance obligations, additional shareholder servicing obligations, and the preparation of Board and shareholder materials.  The Trustees concluded that Advantus’ service relationship with the Funds was not expected to be profitable in the short-term.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Funds and those of funds in the same Morningstar benchmark categories. The Trustees noted:

•
Advantus Strategic Credit Income Fund.  The Trustees noted the Fund’s advisory fee was below the average management fees reported for the benchmark category.  They also considered that the total expenses (after waivers and expense reimbursements) of the Fund’s Institutional Class and Investor Class were below the average total expenses reported for the benchmark category.

•	Advantus Strategic Dividend Income Fund. The Trustees noted the Fund’s advisory fee was significantly higher than the average and median management fees reported for the benchmark category,

ADVANTUS FUNDS

Additional Information (Unaudited) – Continued
February 28, 2017

but also considered the differences between the strategy and portfolio composition of the Fund and the majority of funds that comprise the benchmark category, including the fact that the Fund’s strategy is less focused on bonds than many of the funds comprising the benchmark category.  The Trustees further noted the total expenses of the Fund (after waivers and expense reimbursements) were higher than the average and median total expenses reported for the benchmark category. The Trustees also noted that the total expenses of the Institutional Class of the Fund were approximately equal to the category average for funds with similar assets sizes to the Fund. The Trustees also took into account that the advisory fees and total expenses (after waivers and expense reimbursements) borne by the Fund were within the range of that borne by funds in the benchmark category.

•
Advantus Dynamic Managed Volatility Fund. The Trustees noted the Fund’s advisory fee was significantly lower than the average and median management fees reported for the benchmark category.  The Trustees further noted the total expenses of the Institutional Class and Class A of the Fund (after waivers and expense reimbursements) were significantly lower than average and median total expenses reported for the benchmark category.

•
Advantus Managed Volatility Equity Fund. The Trustees noted the Fund’s advisory fee was significantly lower than the average and median management fees reported for the benchmark category and was in the first percentile for its benchmark category.  The Trustees further noted the total expenses of the Institutional Class and Class A of the Fund (after waivers and expense reimbursements) were significantly lower than average and median total expenses reported for the benchmark category.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Advantus’ advisory fee with respect to each Fund continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Funds may benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints.  The Trustees noted that given each Fund’s current asset levels and, except for the Advantus Strategic Dividend Income Fund, low advisory fees relative to their respective benchmark categories, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.  The Trustees also considered Advantus had agreed to consider breakpoints in the future in response to asset growth.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with each Fund. The Trustees considered the extent to which Advantus utilizes soft dollar arrangements with respect to portfolio transactions, and noted that Advantus does not use affiliated brokers to execute the portfolio transactions of the Funds. While the Trustees noted Rule 12b-1 fees may be paid to Advantus as compensation for shareholder and distribution services performed on behalf of each Fund, the Trustees also observed that the distribution expenses that Advantus incurred significantly exceed any Rule 12b-1 payments from the Funds. The Trustees considered that Advantus may receive some form of reputational benefit from its relationships with the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Advantus does not receive additional material benefits from its relationships with the Funds.

ADVANTUS FUNDS

Additional Information (Unaudited) – Continued
February 28, 2017

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-888-964-0788.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-964-0788.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-964-0788, or (2) on the SEC’s website at www.sec.gov.

ADVANTUS FUNDS

Privacy Notice

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Advantus Capital Management, Inc.
400 Robert St. North
St. Paul, MN 55101-2098

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19130

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-888-964-0788.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    May 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    May 5, 2017

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    May 5, 2017

* Print the name and title of each signing officer under his or her signature.